UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2023

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Total Return Bond Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2023
Eaton Vance
Total Return Bond Fund

Eaton Vance
Total Return Bond Fund
September 30, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the dominant event during the 12-month period ended September 30, 2023, was the series of U.S. Federal Reserve (Fed) interest rate hikes -- six during the period, and 11 in total -- that brought the federal funds rate to its highest level in 22 years.
But while the Fed’s campaign to tamp down inflation led to negative performance for government bonds, corporate bond returns were strongly positive during the period -- buoyed in part by the very factors that were fueling inflation: record low unemployment, strong job creation, and robust consumer spending.
By the summer of 2023, a majority of economists and market observers seemed to be coming around to the view that Jerome Powell’s Fed might be able to accomplish what had seldom, if ever, been done before: raise rates significantly to lower inflation and still bring the economy in for a soft landing without a recession.
One cloud that hung over fixed-income markets during the period, however, was fear that even after it finished raising rates, the Fed would leave rates higher for longer than investors had previously anticipated. During the final two months of the period -- and especially after the Fed’s September 2023 meeting -- longer-term interest rates rose dramatically, as investor expectations of how high rates would go -- and how long they would stay there -- seemed to get higher and longer.
Against the backdrop of the Fed’s aggressive monetary tightening campaign, U.S. Treasurys were the worst-performing major fixed-income asset class during the 12-month period, with the Bloomberg U.S. Treasury Index returning -0.81%.
In contrast, the strong U.S. economy and increasing confidence in a soft-landing scenario served as tailwinds for investment-grade corporate bonds. Even in a rising-rate environment, the Bloomberg U.S. Corporate Bond Index returned 3.65% during the period.
High yield bonds were the standout performer among major fixed-income asset classes, with the Bloomberg U.S. Corporate High Yield Index returning 10.28% during the period. With a strong U.S. economy helping keep bond defaults low, and a recession looking increasingly remote, investors gravitated toward riskier investments with greater yields.
Asset-backed securities -- including bonds backed by automobile and consumer loans -- benefited from strong consumer balance sheets and spending during the period, with the Bloomberg U.S. Asset-Backed Securities Index returning 2.81%.
Mortgage-backed securities (MBS), however, were dogged by two technical factors that depressed prices, causing the Bloomberg U.S. Mortgage-Backed Securities Index to return -0.17% during the period. As the Fed lowered its balance sheet, it sold off much of its MBS holdings. And several regional banks that had been significant buyers of MBS were forced by the banking crisis of March 2023 to liquidate their assets. The resulting release of a significant amount of MBS into the market led prices to fall and the asset class to deliver negative returns.
Fund Performance
For the 12-month period ended September 30, 2023, Eaton Vance Total Return Bond Fund (the Fund) returned 1.03% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned 0.64%.
During a period marked by a significant rise in interest rates, the Fund’s overweight position in the short end of the yield curve -- where duration, or sensitivity to interest rate changes, was lower -- and underweight position in the long end of the curve -- where duration was higher -- contributed to Fund performance versus the Index. The benefit of this duration strategy was especially pronounced during the final two months of the period, when the yield curve steepened as long-term rates rose dramatically.
The Fund’s overweight allocation to asset-backed securities (ABS) also contributed to Fund returns relative to the Index, as ABS generally outperformed the Index. Within the asset class, security selections -- including data-center bonds buoyed by enthusiasm for artificial intelligence-related investments -- helped Index-relative performance during the period.
The Fund’s out-of-Index allocation to high yield bonds, which outperformed most other areas of the fixed-income market during the period, contributed to relative performance as well.
An overweight allocation to investment-grade corporate bonds, which outperformed the Index, also helped returns versus the Index. Within the asset class, the Fund’s overweight positions in higher credit-quality financial services firms benefited Index-relative returns. Higher quality companies were largely unaffected by the regional banking crisis of March 2023, and financial services firms were able to adjust to inflationary pressures faster than industrial firms within the asset class.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Total Return Bond Fund
September 30, 2023
Management’s Discussion of Fund Performance† — continued

In addition, the Fund’s out-of-Index allocation to non-agency mortgage-backed securities (MBS) -- which were largely unaffected by the technical factors that caused agency MBS within the Index to deliver negative returns -- contributed to Index-relative performance. The Fund’s non-agency MBS holdings consisted mainly of low-interest mortgages originated in 2018-2020 that had built up significant equity. Those securities performed strongly during the period.
In contrast, the Fund’s overweight allocation to non-agency commercial mortgage-backed securities (CMBS) was the largest detractor from Fund performance versus the Index during the period. The ongoing weakness in commercial real estate, in the wake of pandemic-related changes to the work environment, was exacerbated during the period by rising interest rates and the banking crisis of March 2023.
The Fund’s use of derivatives, which are not represented within the Index, also detracted from returns relative to the Index. The Fund uses derivatives primarily for duration management, by investing in U.S. Treasury futures and options on Treasury futures.
Security selections within the Fund’s U.S. Treasury holdings dragged on Index-relative performance during the period as well.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Total Return Bond Fund
September 30, 2023
Performance

Portfolio Manager(s) Vishal Khanduja, CFA and Brian Ellis, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/17/2009	11/17/2009	1.03%	0.59%	2.41%
Class A with 3.25% Maximum Sales Charge	—	—	(2.22)	(0.08)	2.07
Class C at NAV	11/17/2009	11/17/2009	0.17	(0.17)	1.80
Class C with 1% Maximum Deferred Sales Charge	—	—	(0.79)	(0.17)	1.80
Class I at NAV	11/17/2009	11/17/2009	1.28	0.84	2.66
Class R6 at NAV	06/30/2023	11/17/2009	1.29	0.84	2.66

Bloomberg U.S. Aggregate Bond Index	—	—	0.64%	0.10%	1.13%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	0.86%	1.61%	0.61%	0.55%
Net	0.74	1.49	0.49	0.43
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$11,951	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$1,300,428	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$6,503,148	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Total Return Bond Fund
September 30, 2023
Fund Profile

Asset Allocation (% of total investments)
Credit Quality (% of bond holdings)[1]

Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll for securitized debt instruments only (such as asset-backed securities and mortgage-backed securities) as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
5

Eaton Vance
Total Return Bond Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective May 1, 2015, the Fund changed its investment objective and policies. Prior to May 1, 2015, the Fund invested primarily in Build America Bonds. Performance prior to May 1, 2015 reflects the Fund’s performance under its former investment objective and policies.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/1/25. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Bloomberg U.S. Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

6

Eaton Vance
Total Return Bond Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023) for Class A, Class C and Class I and (June 30, 2023 to September 30, 2023) for Class R6. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual*
Class A	$1,000.00	$ 970.50	$3.66**	0.74%
Class C	$1,000.00	$ 965.80	$7.34**	1.49%
Class I	$1,000.00	$ 971.60	$2.42**	0.49%
Class R6	$1,000.00	$ 977.70	$1.08**	0.43%

Hypothetical ***
(5% return per year before expenses)
Class A	$1,000.00	$1,021.36	$3.75**	0.74%
Class C	$1,000.00	$1,017.60	$7.54**	1.49%
Class I	$1,000.00	$1,022.61	$2.48**	0.49%
Class R6	$1,000.00	$1,022.91	$2.18**	0.43%
*	Class R6 had not commenced operations on April 1, 2023. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period); 93/365 for Class R6 (to reflect the period from the commencement of operations on June 30, 2023 to September 30, 2023). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023 (June 30, 2023 for Class R6).
**	Absent an allocation of certain expenses to affiliate(s), expenses would be higher.
***	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023 (June 30, 2023 for Class R6).
7

Eaton Vance
Total Return Bond Fund
September 30, 2023
Portfolio of Investments

Asset-Backed Securities — 14.2%
Security	Principal Amount (000's omitted)	Value
Aaset Trust, Series 2019-2, Class B, 4.458%, 10/16/39(1)	$3,084	$ 1,306,512
ACHV ABS Trust:
Series 2023-1PL, Class B, 6.80%, 3/18/30(1)	3,200	3,199,535
Series 2023-3PL, Class B, 7.17%, 8/19/30(1)	2,750	2,763,712
Avant Credit Card Master Trust, Series 2021-1A, Class A, 1.37%, 4/15/27(1)	1,450	1,347,375
Avant Loans Funding Trust, Series 2021-REV1, Class D, 4.30%, 7/15/30(1)	5,213	4,737,920
Business Jet Securities, LLC, Series 2020-1A, Class A, 2.981%, 11/15/35(1)	323	302,703
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	3,193	2,670,418
Cologix Canadian Issuer L.P., Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)(2)	2,800	1,842,238
Cologix Data Centers US Issuer, LLC:
Series 2021-1A, Class B, 3.79%, 12/26/51(1)	4,300	3,735,944
Series 2021-1A, Class C, 5.99%, 12/26/51(1)	2,900	2,379,202
Conn's Receivables Funding, LLC:
Series 2021-A, Class C, 4.59%, 5/15/26(1)	4,758	4,747,413
Series 2022-A, Class B, 9.52%, 12/15/26(1)	1,516	1,522,895
Series 2022-A, Class C, 0.00%, 12/15/26(1)	3,700	3,159,937
Series 2023-A, Class B, 10.00%, 1/17/28(1)	3,167	3,177,035
Diamond Infrastructure Funding, LLC, Series 2021-1A, Class C, 3.475%, 4/15/49(1)	992	863,340
Diamond Issuer, Series 2021-1A, Class B, 2.701%, 11/20/51(1)	1,000	818,825
Driven Brands Funding, LLC:
Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	2,568	2,480,239
Series 2019-1A, Class A2, 4.641%, 4/20/49(1)	1,922	1,817,782
Series 2019-2A, Class A2, 3.981%, 10/20/49(1)	4,129	3,779,524
ExteNet, LLC:
Series 2019-1A, Class A2, 3.204%, 7/25/49(1)	2,475	2,380,200
Series 2019-1A, Class B, 4.14%, 7/25/49(1)	3,502	3,361,879
Series 2019-1A, Class C, 5.219%, 7/25/49(1)	3,040	2,886,842
Falcon Aerospace, Ltd.:
Series 2019-1, Class A, 3.597%, 9/15/39(1)	1,656	1,506,648
Series 2019-1, Class B, 4.791%, 9/15/39(1)	4,067	3,099,908
Series 2019-1, Class C, 6.656%, 9/15/39(1)	3,191	942,410
FMC GMSR Issuer Trust:
Series 2021-GT1, Class A, 3.62%, 7/25/26(1)(3)	2,285	1,879,117
Series 2021-GT2, Class A, 3.85%, 10/25/26(1)(3)	1,690	1,390,980
Series 2022-GT2, Class A, 7.90%, 7/25/27(1)	2,197	2,167,623
GAIA Aviation, Ltd., Series 2019-1, Class A, 3.967%, 12/15/44(1)(4)	672	606,252
Security	Principal Amount (000's omitted)	Value
Hertz Vehicle Financing, LLC, Series 2021-1A, Class D, 3.98%, 12/26/25(1)	$5,000	$ 4,739,320
Horizon Aircraft Finance II, Ltd., Series 2019-1, Class A, 3.721%, 7/15/39(1)	1,732	1,507,202
JPMorgan Chase Bank NA:
Series 2021-3, Class D, 1.009%, 2/26/29(1)	394	374,862
Series 2021-3, Class E, 2.102%, 2/26/29(1)	231	219,961
Lunar Aircraft, Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	544	388,689
Series 2020-1A, Class C, 6.413%, 2/15/45(1)	314	71,447
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/46(1)	6,198	5,324,261
Mosaic Solar Loan Trust, Series 2019-2A, Class B, 3.28%, 9/20/40(1)	1,612	1,393,193
MVW, LLC, Series 2020-1A, Class A, 1.74%, 10/20/37(1)	183	169,009
Neighborly Issuer, LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	2,449	2,051,263
NRZ Excess Spread-Collateralized Notes:
Series 2021-FHT1, Class A, 3.104%, 7/25/26(1)	357	319,062
Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	3,478	3,137,104
Octane Receivables Trust, Series 2022-1, Class A2, 4.18%, 3/20/28(1)	1,206	1,188,196
Oportun Issuance Trust, Series 2021-B, Class C, 3.65%, 5/8/31(1)	496	455,598
Pagaya AI Debt Selection Trust:
Series 2021-2, 3.00%, 1/25/29(1)	575	555,593
Series 2021-3, Class C, 3.27%, 5/15/29(1)	2,900	2,511,397
Series 2021-5, Class C, 3.93%, 8/15/29(1)	4,319	3,769,731
Pagaya AI Technology In Housing Trust, Series 2023-1, Class F, 3.60%, 10/25/40(1)(5)	1,323	830,962
Planet Fitness Master Issuer, LLC, Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	2,349	1,964,303
PMT Issuer Trust - FMSR:
Series 2021-FT1, Class A, 8.434%, (1 mo. SOFR + 3.00%), 3/25/26(1)(6)	390	380,815
Series 2022-FT1, Class A, 9.505%, (30-day average SOFR + 4.19%), 6/25/27(1)(6)	3,500	3,505,641
Prosper Marketplace Issuance Trust, Series 2023-1A, Class A, 7.06%, 7/16/29(1)	3,250	3,252,750
Raptor Aircraft Finance I, LLC, Series 2019-1, Class A, 4.213%, 8/23/44(1)	1,311	1,051,244
Retained Vantage Data Centers Issuer, LLC:
Series 2023-1A, Class A2B, 5.25%, 9/15/48(1)	4,877	3,191,621
Series 2023-1A, Class B, 5.75%, 9/15/48(1)	4,890	4,360,364
ServiceMaster Funding, LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	637	540,158
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	745	587,403

8
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	$4,697	$ 4,306,393
Sonic Capital, LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	3,793	3,448,856
Stack Infrastructure Issuer, LLC:
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	1,135	1,088,567
Series 2020-1A, Class A2, 1.893%, 8/25/45(1)	1,096	995,824
STAR Trust:
Series 2021-SFR1, Class G, 8.648%, (1 mo. SOFR + 3.31%), 4/17/38(1)(6)	2,494	2,407,635
Series 2021-SFR1, Class H, 9.898%, (1 mo. SOFR + 4.56%), 4/17/38(1)(6)	1,600	1,565,515
Sunnova Helios II Issuer, LLC:
Series 2019-AA, Class C, 5.32%, 6/20/46(1)	989	750,675
Series 2021-A, Class B, 3.15%, 2/20/48(1)	2,864	2,235,176
Series 2021-B, Class B, 2.01%, 7/20/48(1)	2,313	1,863,953
Sunnova Helios X Issuer, LLC, Series 2022-C, Class B, 5.60%, 11/22/49(1)	3,699	3,460,763
Sunnova Sol Issuer, LLC, Series 2020-1A, Class B, 5.54%, 2/1/55(1)	8,418	7,012,904
Theorem Funding Trust, Series 2021-1A, Class B, 1.84%, 12/15/27(1)	2,253	2,213,767
Vantage Data Centers Issuer, LLC:
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	3,088	2,586,750
Series 2021-1A, Class A2, 2.165%, 10/15/46(1)	3,858	3,381,266
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	1,471	1,188,006
Series 2020-A, Class C, 6.657%, 3/15/45(1)	505	364,193
Total Asset-Backed Securities (identified cost $168,613,065)		$ 153,585,800

Collateralized Mortgage Obligations — 5.2%
Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd., Series 2021-2A, Class M1A, 6.515%, (30-day average SOFR + 1.20%), 6/25/31(1)(6)	$1,161	$ 1,161,594
Cascade Funding Mortgage Trust, Series 2022-HB10, Class M2, 3.25%, 11/25/35(1)(3)	2,000	1,760,968
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(4)	2,041	1,794,916
CFMT, LLC, Series 2023-HB11, Class M2, 4.00%, 2/25/37(1)(3)	2,500	2,147,641
Eagle Re, Ltd., Series 2021-2, Class M1B, 7.365%, (30-day average SOFR + 2.05%), 4/25/34(1)(6)	1,500	1,506,288
Federal Home Loan Mortgage Corp., Series 5324, Class MZ, 6.00%, 7/25/53	233	216,510
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2019-DNA4, Class M2, 7.379%, (30-day average SOFR + 2.064%), 10/25/49(1)(6)	$53	$ 53,391
Series 2019-HQA3, Class B1, 8.429%, (30-day average SOFR + 3.11%), 9/25/49(1)(6)	1,395	1,458,494
Series 2019-HQA4, Class B1, 8.379%, (30-day average SOFR + 3.06%), 11/25/49(1)(6)	941	969,838
Series 2020-HQA2, Class B1, 9.529%, (30-day average SOFR + 4.21%), 3/25/50(1)(6)	1,878	2,047,995
Series 2021-DNA2, Class B1, 8.715%, (30-day average SOFR + 3.40%), 8/25/33(1)(6)	2,165	2,225,053
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R01, Class 2B1, 9.779%, (30-day average SOFR + 4.46%), 7/25/31(1)(6)	1,390	1,481,037
Series 2019-R02, Class 1B1, 9.579%, (30-day average SOFR + 4.26%), 8/25/31(1)(6)	552	582,185
Series 2019-R03, Class 1B1, 9.529%, (30-day average SOFR + 4.21%), 9/25/31(1)(6)	1,125	1,187,374
Series 2019-R06, Class 2B1, 9.179%, (30-day average SOFR + 3.864%), 9/25/39(1)(6)	5,455	5,603,111
Series 2019-R07, Class 1B1, 8.829%, (30-day average SOFR + 3.51%), 10/25/39(1)(6)	3,081	3,149,955
Series 2020-R02, Class 2B1, 8.429%, (30-day average SOFR + 3.11%), 1/25/40(1)(6)	1,612	1,629,316
Series 2021-R01, Class 1B2, 11.315%, (30-day average SOFR + 6.00%), 10/25/41(1)(6)	1,995	2,029,032
Series 2021-R02, Class 2B1, 8.615%, (30-day average SOFR + 3.30%), 11/25/41(1)(6)	584	588,212
Finance of America HECM Buyout, Series 2022-HB2, Class M5, 6.00%, 8/1/32(1)(3)	1,000	594,148
Government National Mortgage Association:
Series 2023-84, Class DL, 6.00%, 6/20/53	1,002	979,072
Series 2023-84, Class MW, 6.00%, 6/20/53	1,051	1,027,055
Series 2023-98, Class BW, 6.00%, 7/20/53	1,190	1,164,210
Series 2023-99, Class AL, 6.00%, 7/20/53	1,190	1,163,902
Series 2023-102, Class SG, 2.742%, (22.55% - 30-day average SOFR x 3.727), 7/20/53(7)	1,792	1,628,323
Series 2023-116, Class CY, 6.00%, 8/20/53	2,770	2,709,223
Series 2023-133, Class S, 5.66%, (21.60% - 30-day average SOFR x 3.00), 9/20/53(7)	3,845	3,713,868
JP Morgan Mortgage Trust, Series 2023-HE2, Class A1, 7.016%, (30-day average SOFR + 1.70%), 3/25/54(1)(6)	4,443	4,443,000
LHOME Mortgage Trust:
Series 2023-RTL2, Class A1, 8.00% to 1/25/26, 6/25/28(1)(4)	1,550	1,549,640
Series 2023-RTL3, Class A1, 8.00%, 8/25/28(1)(3)	1,624	1,624,281

9
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
MFRA Trust, Series 2023-NQM1, Class A2, 5.75% to 1/25/26, 11/25/67(1)(4)	$1,517	$ 1,465,671
Oaktown Re VI, Ltd., Series 2021-1A, Class M1B, 7.365%, (30-day average SOFR + 2.05%), 10/25/33(1)(6)	697	698,290
PNMAC GMSR Issuer Trust:
Series 2018-GT1, Class A, 9.284%, (1 mo. SOFR + 3.85%), 2/25/25(1)(6)	775	774,923
Series 2018-GT2, Class A, 8.084%, (1 mo. SOFR + 2.65%), 8/25/25(1)(6)	445	445,017
RMF Buyout Issuance Trust, Series 2020-HB1, Class M5, 6.00%, 10/25/50(1)	1,180	773,260
Total Collateralized Mortgage Obligations (identified cost $56,280,766)		$ 56,346,793

Commercial Mortgage-Backed Securities — 10.1%
Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(3)	$7,255	$ 2,400,166
Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(3)	7,215	1,597,190
BBCMS Mortgage Trust, Series 2017-C1, Class D, 3.709%, 2/15/50(1)(3)	3,500	2,320,186
BX Commercial Mortgage Trust:
Series 2021-VOLT, Class C, 6.547%, (1 mo. SOFR + 1.214%), 9/15/36(1)(6)	6,379	6,139,731
Series 2021-VOLT, Class D, 7.097%, (1 mo. SOFR + 1.764%), 9/15/36(1)(6)	474	453,429
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class D, 3.052%, 1/10/48(1)(3)	1,500	1,148,250
Series 2016-C7, Class D, 4.514%, 12/10/54(1)(3)	1,725	1,191,847
COMM Mortgage Trust:
Series 2013-CR11, Class D, 4.828%, 8/10/50(1)(3)	3,603	3,230,765
Series 2013-CR13, Class C, 4.95%, 11/10/46(3)	1,000	902,936
Series 2015-CR22, Class D, 4.203%, 3/10/48(1)(3)	2,324	1,832,328
CSMC Trust:
Series 2016-NXSR, Class D, 4.574%, 12/15/49(1)(3)	2,000	1,269,422
Series 2020-TMIC, Class A, 8.948%, (1 mo. SOFR + 3.614%), 12/15/35(1)(6)	4,240	4,236,992
Series 2021-4SZN, Class A, 9.30%, (1 mo. SOFR + 3.967%), 11/15/23(1)(6)	5,344	5,183,418
Series 2021-BPNY, Class A, 9.162%, (1 mo. SOFR + 3.83%), 8/15/26(1)(6)	3,917	3,441,362
Series 2021-WEHO, Class A, 9.417%, (1 mo. SOFR + 4.083%), 4/15/26(1)(6)	396	387,760
Series 2022-CNTR, Class A, 9.277%, (1 mo. SOFR + 3.944%), 1/15/24(1)(6)	3,745	3,218,497
Series 2022-NWPT, Class A, 8.475%, (1 mo. SOFR + 3.143%), 9/9/24(1)(6)	3,163	3,196,616
Security	Principal Amount (000's omitted)	Value
Extended Stay America Trust:
Series 2021-ESH, Class C, 7.147%, (1 mo. SOFR + 1.814%), 7/15/38(1)(6)	$3,019	$ 2,978,029
Series 2021-ESH, Class D, 7.697%, (1 mo. SOFR + 2.36%), 7/15/38(1)(6)	1,844	1,817,151
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 8.679%, (30-day average SOFR + 3.364%), 10/25/49(1)(6)	2,813	2,751,254
Series 2020-01, Class M10, 9.179%, (30-day average SOFR + 3.864%), 3/25/50(1)(6)	7,229	7,069,758
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class D, 4.70%, 9/15/47(1)(3)	1,980	1,338,654
Series 2014-C25, Class D, 4.081%, 11/15/47(1)(3)	3,575	1,514,390
Series 2015-C29, Class D, 3.827%, 5/15/48(3)	500	327,970
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-C16, Class D, 5.10%, 12/15/46(1)(3)	1,500	1,293,373
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	1,384	202,721
Med Trust:
Series 2021-MDLN, Class E, 8.597%, (1 mo. SOFR + 3.26%), 11/15/38(1)(6)	4,150	3,956,130
Series 2021-MDLN, Class F, 9.447%, (1 mo. SOFR + 4.11%), 11/15/38(1)(6)	3,200	3,041,932
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2016-C29, Class C, 4.878%, 5/15/49(3)(8)	4,199	3,633,419
Series 2016-C29, Class D, 3.00%, 5/15/49(1)(8)	3,048	2,189,292
Series 2016-C32, Class D, 3.396%, 12/15/49(1)(3)(8)	5,000	3,303,944
Morgan Stanley Capital I Trust:
Series 2019-BPR, Class B, 8.022%, (1 mo. SOFR + 2.69%), 5/15/36(1)(6)(8)	3,960	3,787,158
Series 2019-BPR, Class C, 8.972%, (1 mo. SOFR + 3.642%), 5/15/36(1)(6)(8)	2,219	2,100,512
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class C, 7.647%, (1 mo. SOFR + 2.314%), 6/15/35(1)(6)	3,219	1,479,171
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, 7.518%, (1 mo. SOFR + 2.19%), 5/15/37(1)(6)	2,000	1,955,600
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class D, 4.103%, 4/10/46(1)(3)	1,982	1,643,334
VMC Finance, LLC, Series 2021-HT1, Class B, 9.945%, (1 mo. SOFR + 4.614%), 1/18/37(1)(6)	8,477	8,040,665
Wells Fargo Commercial Mortgage Trust:
Series 2015-C31, Class D, 3.852%, 11/15/48	5,598	4,238,079
Series 2015-NXS1, Class C, 3.848%, 5/15/48(3)	1,000	877,287
Series 2016-C35, Class D, 3.142%, 7/15/48(1)	2,150	1,529,444
Series 2016-C36, Class D, 2.942%, 11/15/59(1)	6,000	3,476,594

10
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
WF-RBS Commercial Mortgage Trust:
Series 2013-UBS1, Class D, 5.206%, 3/15/46(1)(3)	$350	$ 339,546
Series 2014-C24, Class D, 3.692%, 11/15/47(1)	4,150	2,478,465
Total Commercial Mortgage-Backed Securities (identified cost $130,429,427)		$ 109,514,767

Convertible Bonds — 0.2%
Security	Principal Amount (000's omitted)	Value
Aerospace & Defense — 0.0%(9)
Spirit Airlines, Inc., 1.00%, 5/15/26	$200	$ 167,300
		$ 167,300
Biotechnology — 0.0%(9)
BioMarin Pharmaceutical, Inc., 0.599%, 8/1/24	$175	$ 170,188
		$ 170,188
Commercial Services — 0.0%(9)
Block, Inc., 0.125%, 3/1/25	$170	$ 158,610
		$ 158,610
Computers — 0.0%(9)
Rapid7, Inc., 0.25%, 3/15/27	$175	$ 149,953
		$ 149,953
Diversified Financial Services — 0.1%
Ares Capital Corp., 4.625%, 3/1/24	$250	$ 254,844
Ford Motor Co., 0.00%, 3/15/26	200	197,500
		$ 452,344
Electric Utilities — 0.0%(9)
NRG Energy, Inc., 2.75%, 6/1/48	$200	$ 212,600
		$ 212,600
Leisure Time — 0.0%(9)
NCL Corp., Ltd., 1.125%, 2/15/27	$200	$ 166,500
		$ 166,500
Oil and Gas — 0.0%(9)
NextEra Energy Partners, L.P., 2.50%, 6/15/26(1)	$200	$ 170,600
		$ 170,600
Security	Principal Amount (000's omitted)	Value
Pharmaceuticals — 0.0%(9)
Dexcom, Inc., 0.25%, 11/15/25	$175	$ 165,812
Jazz Investments I, Ltd., 2.00%, 6/15/26	200	204,625
		$ 370,437
Software — 0.1%
Akamai Technologies, Inc., 1.125%, 2/15/29(1)	$200	$ 202,700
Bill Holdings, Inc., 0.00%, 12/1/25	175	176,750
Tyler Technologies, Inc., 0.25%, 3/15/26	175	169,837
		$ 549,287
Total Convertible Bonds (identified cost $2,665,769)		$ 2,567,819

Corporate Bonds — 38.1%
Security	Principal Amount (000's omitted)	Value
Aerospace & Defense — 0.3%
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	$3,106	$ 2,952,912
		$ 2,952,912
Agriculture — 0.3%
BAT Capital Corp., 6.421%, 8/2/33	$3,273	$ 3,183,881
		$ 3,183,881
Auto Manufacturers — 1.1%
General Motors Financial Co., Inc.:
5.80%, 6/23/28	$2,280	$ 2,228,664
5.85%, 4/6/30	5,704	5,467,343
Hyundai Capital America, 5.70%, 6/26/30(1)	4,761	4,583,393
		$ 12,279,400
Banks — 10.9%
ABN AMRO Bank NV, 6.339% to 9/18/26, 9/18/27(1)(10)	$2,300	$ 2,295,234
African Export-Import Bank (The), 3.994%, 9/21/29(11)	2,200	1,809,632
AIB Group PLC, 6.608% to 9/13/28, 9/13/29(1)(10)	2,829	2,819,075
Banco Mercantil del Norte S.A./Grand Cayman, 7.50% to 6/27/29(1)(10)(12)	745	664,074
Banco Santander S.A.:
4.175% to 3/24/27, 3/24/28(10)	400	369,525
6.921%, 8/8/33	5,400	5,167,083

11
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Banks (continued)
Bank Hapoalim BM, 3.255% to 10/21/26, 1/21/32(1)(10)(11)	$2,600	$ 2,226,234
Bank Leumi Le-Israel BM, 7.129% to 4/18/28, 7/18/33(1)(10)(11)	2,360	2,321,678
Bank of America Corp.:
3.846% to 3/8/32, 3/8/37(10)	3,300	2,686,568
5.872% to 9/15/33, 9/15/34(10)	5,327	5,186,918
Barclays PLC:
4.375%, 9/11/24	3,500	3,430,550
6.496% to 9/13/26, 9/13/27(10)	5,396	5,383,853
BBVA Bancomer S.A., 8.45% to 6/29/33, 6/29/38(1)(10)	2,261	2,230,158
BBVA Bancomer S.A./Texas, 5.125% to 1/18/28, 1/18/33(1)(10)	2,270	1,956,308
BNP Paribas S.A., 8.50%(1)(10)(12)	5,510	5,404,333
BPCE S.A., 3.648% to 1/14/32, 1/14/37(1)(10)	1,518	1,169,658
CaixaBank S.A., 6.208% to 1/18/28, 1/18/29(1)(10)	3,962	3,879,098
Danske Bank A/S, 5.375%, 1/12/24(1)	5,212	5,191,567
Fifth Third Bancorp, 6.339% to 7/27/28, 7/27/29(10)	3,113	3,076,888
HSBC Holdings PLC:
6.161% to 3/9/28, 3/9/29(10)	2,144	2,123,589
7.39% to 11/3/27, 11/3/28(10)	3,399	3,517,700
Intesa Sanpaolo SpA:
7.778% to 6/20/53, 6/20/54(1)(10)	2,500	2,256,702
8.248% to 11/21/32, 11/21/33(1)(10)	3,183	3,210,669
KeyBank N.A.:
4.15%, 8/8/25	3,055	2,878,193
5.85%, 11/15/27	1,690	1,608,171
KeyCorp, 4.789% to 6/1/32, 6/1/33(10)	750	625,609
Macquarie Bank, Ltd., 6.798%, 1/18/33(1)	2,408	2,365,255
Macquarie Group, Ltd., 2.871% to 1/14/32, 1/14/33(1)(10)	3,071	2,323,790
PNC Financial Services Group, Inc.:
5.068% to 1/24/33, 1/24/34(10)	3,000	2,722,517
6.25% to 3/15/30(10)(12)	5,734	4,929,604
Societe Generale S.A.:
6.221% to 6/15/32, 6/15/33(1)(10)	2,600	2,357,788
9.375% to 11/22/27(1)(10)(12)	2,389	2,346,873
Synchrony Bank:
5.40%, 8/22/25	1,200	1,157,045
5.625%, 8/23/27	1,002	935,850
Synchrony Financial, 4.875%, 6/13/25	563	539,991
Synovus Bank/Columbus, GA, 5.625%, 2/15/28	4,405	3,993,966
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(10)	3,393	2,817,778
Toronto-Dominion Bank (The), 8.125% to 10/31/27, 10/31/82(10)	4,577	4,564,889
Security	Principal Amount (000's omitted)	Value
Banks (continued)
Truist Financial Corp., 5.867% to 6/8/33, 6/8/34(10)	$9,760	$ 9,193,220
U.S. Bancorp, 5.836% to 6/10/33, 6/12/34(10)	2,463	2,324,891
UBS Group AG, 4.375% to 2/10/31(1)(10)(12)	3,315	2,383,231
		$ 118,445,755
Building Materials — 0.3%
Cemex SAB de CV, 9.125% to 3/14/28(1)(10)(12)	$2,796	$ 2,914,145
		$ 2,914,145
Chemicals — 1.2%
Celanese US Holdings, LLC:
6.35%, 11/15/28	$3,776	$ 3,730,483
6.55%, 11/15/30	1,485	1,454,013
6.70%, 11/15/33	3,258	3,173,775
Sasol Financing USA, LLC, 8.75%, 5/3/29(1)	5,000	4,812,354
		$ 13,170,625
Commercial Services — 0.7%
Ashtead Capital, Inc.:
4.25%, 11/1/29(1)	$2,785	$ 2,468,143
5.95%, 10/15/33(1)	3,750	3,564,020
Western Union Co. (The), 6.20%, 11/17/36	2,075	2,025,356
		$ 8,057,519
Computers — 1.2%
Kyndryl Holdings, Inc.:
2.70%, 10/15/28	$4,800	$ 3,948,986
3.15%, 10/15/31	6,646	5,038,729
Seagate HDD Cayman:
5.75%, 12/1/34	2,589	2,189,352
9.625%, 12/1/32(1)	1,901	2,050,223
		$ 13,227,290
Consumer Products — 0.1%
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)	$1,042	$ 895,816
		$ 895,816
Diversified Financial Services — 4.0%
Ally Financial, Inc.:
3.875%, 5/21/24	$3,500	$ 3,435,547
8.00%, 11/1/31	5,825	5,886,160
Alpha Holding S.A. de CV, 9.00%, 2/10/25(1)(13)	2,946	44,191
American AgCredit Corp., Series A, 5.25% to 6/15/26(1)(10)(12)	1,431	1,314,731

12
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Diversified Financial Services (continued)
Aviation Capital Group, LLC:
6.25%, 4/15/28(1)	$2,518	$ 2,464,727
6.375%, 7/15/30(1)	4,930	4,778,307
Brookfield Finance, Inc., 4.70%, 9/20/47	3,240	2,527,590
CI Financial Corp.:
3.20%, 12/17/30	3,912	2,970,290
4.10%, 6/15/51	4,504	2,610,982
Inversiones La Construccion S.A., 4.75%, 2/7/32(11)	2,250	1,756,980
Jefferies Financial Group, Inc., 5.875%, 7/21/28	4,453	4,360,551
OneMain Finance Corp.:
3.50%, 1/15/27	1,700	1,457,334
5.375%, 11/15/29	2,696	2,261,135
Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc., 3.875%, 3/1/31(1)	2,900	2,316,187
UniCredit SpA, 5.861% to 6/19/27, 6/19/32(1)(10)	5,038	4,588,030
		$ 42,772,742
Electric Utilities — 0.6%
Cometa Energia S.A. de CV, 6.375%, 4/24/35(11)	$1,929	$ 1,798,510
Edison International, Series B, 5.00% to 12/15/26(10)(12)	2,996	2,568,097
Minejesa Capital BV, 4.625%, 8/10/30(11)	2,100	1,873,725
		$ 6,240,332
Electrical and Electronic Equipment — 0.4%
Jabil, Inc., 3.00%, 1/15/31	$1,468	$ 1,190,692
Vontier Corp., 2.95%, 4/1/31	3,671	2,835,268
		$ 4,025,960
Entertainment — 0.1%
WarnerMedia Holdings, Inc., 5.391%, 3/15/62	$1,825	$ 1,349,139
		$ 1,349,139
Foods — 0.4%
Smithfield Foods, Inc., 5.20%, 4/1/29(1)	$4,300	$ 3,932,301
		$ 3,932,301
Health Care — 1.3%
Centene Corp.:
2.50%, 3/1/31	$3,824	$ 2,942,142
3.375%, 2/15/30	990	826,855
HCA, Inc.:
3.50%, 7/15/51	2,996	1,873,494
5.00%, 3/15/24	5,000	4,975,141
Security	Principal Amount (000's omitted)	Value
Health Care (continued)
HCA, Inc.: (continued)
5.25%, 6/15/49	$3,700	$ 3,044,289
		$ 13,661,921
Insurance — 3.2%
American National Group, Inc., 6.144%, 6/13/32(1)	$3,300	$ 2,989,375
ASR Nederland N.V., 7.00% to 9/7/33, 12/7/43(10)(11)	2,860	3,113,385
Athene Global Funding, 2.646%, 10/4/31(1)	5,300	3,932,292
F&G Annuities & Life, Inc., 7.40%, 1/13/28	9,102	9,093,415
Global Atlantic Fin Co.:
3.125%, 6/15/31(1)	4,532	3,234,757
7.95%, 6/15/33(1)	2,200	2,116,383
Hanwha Life Insurance Co., Ltd., 3.379% to 2/4/27, 2/4/32(10)(11)	2,100	1,865,626
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(1)(10)	3,769	3,104,770
Radian Group, Inc., 4.875%, 3/15/27	2,508	2,346,083
Stewart Information Services Corp., 3.60%, 11/15/31	4,244	3,126,676
		$ 34,922,762
Leisure Time — 0.8%
Brunswick Corp., 5.10%, 4/1/52	$6,491	$ 4,476,324
NCL Corp., Ltd., 5.875%, 3/15/26(1)	2,550	2,357,228
Viking Cruises, Ltd., 5.875%, 9/15/27(1)	2,525	2,307,168
		$ 9,140,720
Media — 0.3%
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	$3,275	$ 3,054,793
		$ 3,054,793
Oil and Gas — 1.9%
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)	$3,339	$ 2,726,527
Hunt Oil Co. of Peru, LLC Sucursal Del Peru, 8.55%, 9/18/33(1)	1,170	1,182,542
National Fuel Gas Co., 2.95%, 3/1/31	5,065	3,988,198
Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	1,315	1,303,823
Occidental Petroleum Corp., 7.50%, 5/1/31	3,000	3,187,105
Petroleos Mexicanos:
6.50%, 3/13/27	2,450	2,162,148
10.00%, 2/7/33(1)	2,912	2,594,973
Var Energi ASA, 7.50%, 1/15/28(1)	3,000	3,083,647
		$ 20,228,963

13
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Pipelines — 1.2%
Enbridge, Inc., 8.25% to 10/15/28, 1/15/84(10)	$5,500	$ 5,398,016
Midwest Connector Capital Co., LLC, 4.625%, 4/1/29(1)	4,344	3,973,238
ONEOK, Inc., 6.05%, 9/1/33	3,685	3,622,425
		$ 12,993,679
Real Estate Investment Trusts (REITs) — 3.6%
American Assets Trust, L.P., 3.375%, 2/1/31	$3,290	$ 2,467,085
CBRE Services, Inc., 5.95%, 8/15/34	3,725	3,517,949
Corporate Office Properties, L.P., 2.90%, 12/1/33	3,331	2,339,926
EPR Properties:
3.60%, 11/15/31	1,200	890,638
3.75%, 8/15/29	2,672	2,148,972
4.95%, 4/15/28	3,444	3,054,829
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.75%, 9/15/30(1)	5,251	4,024,915
6.00%, 4/15/25(1)	1,600	1,558,622
Iron Mountain, Inc., 4.50%, 2/15/31(1)	2,633	2,168,535
Newmark Group, Inc., 6.125%, 11/15/23	5,419	5,414,150
Sun Communities Operating, L.P.:
4.20%, 4/15/32	1,865	1,592,573
5.70%, 1/15/33	1,632	1,545,395
VICI Properties, L.P./VICI Note Co., Inc.:
5.625%, 5/1/24(1)	3,000	2,983,624
5.75%, 2/1/27(1)	5,908	5,725,193
		$ 39,432,406
Retail — 1.1%
Bath & Body Works, Inc., 6.875%, 11/1/35	$2,845	$ 2,544,094
Dick's Sporting Goods, Inc., 4.10%, 1/15/52	7,104	4,319,894
Lithia Motors, Inc., 4.375%, 1/15/31(1)	2,811	2,328,343
Macy's Retail Holdings, LLC, 5.875%, 4/1/29(1)	2,778	2,435,042
		$ 11,627,373
Semiconductors — 0.3%
Foundry JV Holdco, LLC, 5.875%, 1/25/34(1)	$3,873	$ 3,703,898
		$ 3,703,898
Software — 1.2%
Concentrix Corp.:
6.60%, 8/2/28	$8,433	$ 8,142,797
6.85%, 8/2/33	4,820	4,456,616
		$ 12,599,413
Security	Principal Amount (000's omitted)	Value
Technology — 0.3%
CDW, LLC/CDW Finance Corp., 3.276%, 12/1/28	$3,087	$ 2,666,171
		$ 2,666,171
Telecommunications — 1.1%
Nokia Oyj, 4.375%, 6/12/27	$1,110	$ 1,028,831
Rogers Communications, Inc., 4.55%, 3/15/52	2,456	1,793,342
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)	1,360	917,112
SES S.A., 5.30%, 4/4/43(1)	810	546,197
Sprint, LLC, 7.125%, 6/15/24	7,960	8,015,306
		$ 12,300,788
Transportation — 0.2%
Penske Truck Leasing Co., L.P./PTL Finance Corp., 6.20%, 6/15/30(1)	$2,330	$ 2,298,024
		$ 2,298,024
Total Corporate Bonds (identified cost $443,068,722)		$ 412,078,728

Preferred Stocks — 0.5%
Security	Shares	Value
Real Estate Management & Development — 0.3%
Brookfield Property Partners, L.P.:
Series A, 5.75%	187,034	$ 2,382,813
Series A2, 6.375%	74,772	1,009,422
		$ 3,392,235
Wireless Telecommunication Services — 0.2%
United States Cellular Corp., 5.50%	107,100	$ 1,762,866
		$ 1,762,866
Total Preferred Stocks (identified cost $9,222,650)		$ 5,155,101

Sovereign Government Bonds — 1.5%
Security	Principal Amount (000's omitted)		Value
Mexico — 0.9%
Mexican Udibonos, 4.00%, 11/30/28	MXN	82,585	$ 4,454,855
Mexico Bonos, 8.00%, 9/5/24	MXN	85,000	4,734,664
			$ 9,189,519

14
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
South Africa — 0.2%
Republic of South Africa, 5.875%, 4/20/32	USD	3,118	$ 2,659,966
			$ 2,659,966
Uruguay — 0.4%
Uruguay Government International Bond, 9.75%, 7/20/33	UYU	148,900	$ 3,906,188
			$ 3,906,188
Total Sovereign Government Bonds (identified cost $15,972,207)			$ 15,755,673

U.S. Government Agency Mortgage-Backed Securities — 11.9%
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
2.00%, 4/1/51	$1,078	$ 834,328
4.00%, 30-Year, TBA(14)	8,514	7,585,439
4.50%, 30-Year, TBA(14)	18,576	17,064,515
5.00%, 30-Year, TBA(14)	56,420	53,257,428
5.50%, 30-Year, TBA(14)	44,455	42,982,450
6.00%, 30-Year, TBA(14)	7,500	7,405,367
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $131,648,056)		$ 129,129,527

U.S. Treasury Obligations — 26.8%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bond:
2.375%,2/15/42	$72,222	$ 49,944,616
2.875%,5/15/43	18,118	13,429,614
2.875%,5/15/52	5,503	3,903,046
3.625%,2/15/53	8,233	6,810,878
3.625%,5/15/53	23,536	19,492,589
3.875%,2/15/43	4,455	3,877,938
3.875%,5/15/43	1,600	1,391,250
4.00%,11/15/52	6,082	5,392,073
U.S. Treasury Floating Rate Notes, 5.572%, (3 mo. USTMMR + 0.169%), 4/30/25(6)	5,000	5,002,515
U.S. Treasury Note:
1.25%,6/30/28	5,600	4,796,312
3.25%,8/31/24	42,180	41,343,167
3.50%,1/31/28	7,543	7,199,735
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Note: (continued)
3.50%,4/30/28	$12,455	$ 11,872,631
3.50%,4/30/30	6,961	6,515,877
3.625%,3/31/28	5,750	5,513,262
3.625%,5/31/28	8,900	8,531,137
3.625%,3/31/30	2,822	2,662,270
3.75%,5/31/30	7,505	7,126,232
4.00%,2/29/28	6,228	6,067,678
4.125%,7/31/28	9,300	9,100,195
4.625%,9/15/26	4,601	4,578,714
5.25%,11/15/28	22,355	22,958,410
5.375%,2/15/31	21,475	22,539,522
6.25%,5/15/30	5,520	6,023,269
6.75%,8/15/26	13,295	13,973,253
Total U.S. Treasury Obligations (identified cost $307,081,624)		$ 290,046,183

Miscellaneous — 0.0%
Security	Principal Amount	Value
Financial Intermediaries — 0.0%
Alpha Holding S.A., Escrow Certificates(15)(16)	$6,250,000	$ 0
Total Miscellaneous (identified cost $0)		$ 0

Short-Term Investments — 1.6%
Affiliated Fund – 0.7%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(17)	7,241,977	$ 7,241,977
Total Affiliated Fund (identified cost $7,241,977)		$ 7,241,977

Commercial Paper – 0.9%
Security	Principal Amount (000's omitted)	Value
Harley-Davidson Financial Services, Inc., 6.195%(1)(18)	$5,000	$ 4,958,566

15
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Jabil, Inc., 6.197%(1)(18)	$5,430	$ 5,423,512
Total Commercial Paper (identified cost $10,383,462)		$ 10,382,078
Total Short-Term Investments (identified cost $17,625,439)		$ 17,624,055
Total Purchased Call Options — 0.0%(9) (identified cost $115,525)		$ 118,594
Total Investments — 110.1% (identified cost $1,282,723,250)		$1,191,923,040
Other Assets, Less Liabilities — (10.1)%		$ (109,732,446)
Net Assets — 100.0%		$1,082,190,594
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $465,353,110 or 43.0% of the Fund's net assets.
(2)	Principal Amount is denominated in Canadian dollars.
(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2023.
(4)	Step coupon security. Interest rate represents the rate in effect at September 30, 2023.
(5)	When-issued security.
(6)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2023.
(7)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at September 30, 2023.
(8)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 10).
(9)	Amount is less than 0.05%.
(10)	Security converts to variable rate after the indicated fixed-rate coupon period.
(11)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2023, the aggregate value of these securities is $16,765,770 or 1.5% of the Fund's net assets.
(12)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(13)	Issuer is in default with respect to interest and/or principal payments.
(14)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(15)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).
(16)	Non-income producing security.
(17)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(18)	Rate shown reflects the yield at September 30, 2023.
Country Concentration of Portfolio(1)
Country	Percentage of Total Investments	Value
United States	85.9%	$1,024,054,978
Mexico	2.0	23,554,026
Canada	1.8	21,707,347
United Kingdom	1.5	18,227,658
France	0.9	11,278,652
Cayman Islands	0.9	10,763,887
Italy	0.8	10,055,401
Spain	0.8	9,415,706
Ireland	0.7	8,143,336
South Africa	0.6	7,472,320
Bermuda	0.5	6,044,465
Netherlands	0.5	5,408,619
Denmark	0.4	5,191,567
Australia	0.4	4,689,045
Israel	0.4	4,547,912
Uruguay	0.3	3,906,188
Norway	0.3	3,083,647
Switzerland	0.2	2,383,231
Indonesia	0.2	1,873,725
South Korea	0.2	1,865,626
Supranational	0.2	1,809,632
Chile	0.1	1,756,980
Luxembourg	0.1	1,463,309
Peru	0.1	1,182,542
Finland	0.1	1,028,831
Brazil	0.1	895,816
Total Investments	100.0%	$1,191,804,446
(1)	Depictions do not reflect the Fund’s option positions.

16
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Portfolio of Investments — continued

Purchased Call Options (Exchange-Traded) — 0.0%(1)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
U.S. 10-Year Treasury Note Futures 12/2023	230	$24,854,375	$110.00	11/24/23	$ 118,594
Total Investments					$118,594
(1)	Amount is less than 0.05%.
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
BRL	14,473,357	USD	2,899,310	State Street Bank and Trust Company	11/10/23	$ —	$ (34,779)
BRL	12,300,000	USD	2,499,238	State Street Bank and Trust Company	11/10/23	—	(64,853)
JPY	717,000,000	USD	5,130,557	JPMorgan Chase Bank, N.A.	11/10/23	—	(303,458)
USD	2,102,377	CAD	2,799,001	Citibank, N.A.	11/10/23	40,554	—
USD	3,211,947	CAD	4,340,530	State Street Bank and Trust Company	11/10/23	14,590	—
USD	3,222,475	EUR	2,907,464	JPMorgan Chase Bank, N.A.	11/10/23	143,705	—
						$198,849	$(403,090)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	1,298	Long	12/29/23	$263,118,798	$ (975,983)
U.S. 5-Year Treasury Note	352	Long	12/29/23	37,086,500	(239,084)
U.S. 10-Year Treasury Note	92	Long	12/19/23	9,941,750	(28,829)
U.S. Long Treasury Bond	109	Long	12/19/23	12,402,156	(515,454)
U.S. Ultra-Long Treasury Bond	48	Long	12/19/23	5,697,000	(196,220)
U.S. Ultra 10-Year Treasury Note	(55)	Short	12/19/23	(6,135,938)	134,854
					$ (1,820,716)
Abbreviations:
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
USTMMR	– U.S. Treasury Money Market Rate
Currency Abbreviations:
BRL	– Brazilian Real
CAD	– Canadian Dollar
EUR	– Euro
JPY	– Japanese Yen
MXN	– Mexican Peso
USD	– United States Dollar
UYU	– Uruguayan Peso

17
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Unaffiliated investments, at value (identified cost $1,258,282,642)	$ 1,169,666,738
Affiliated investments, at value (identified cost $24,440,608)	22,256,302
Deposits for derivatives collateral — Futures contracts	2,746,985
Foreign currency, at value (identified cost $1,950)	1,930
Interest and dividends receivable	10,703,946
Interest and dividends receivable from affiliated investments	109,624
Receivable for investments sold	13,525,148
Receivable for Fund shares sold	2,174,484
Receivable for variation margin on open futures contracts	306,774
Receivable for open forward foreign currency exchange contracts	198,849
Tax reclaims receivable	40,703
Receivable from affiliates	177,862
Trustees' deferred compensation plan	18,379
Prepaid expenses	4,230
Total assets	$1,221,931,954
Liabilities
Payable for when-issued securities/forward purchase commitments	$ 131,595,511
Payable for Fund shares redeemed	3,069,634
Payable for open forward foreign currency exchange contracts	403,090
Distributions payable	11,995
Due to custodian	3,849,719
Payable to affiliates:
Investment adviser fee	397,020
Distribution and service fees	42,508
Trustees' deferred compensation plan	18,379
Accrued expenses	353,504
Total liabilities	$ 139,741,360
Net Assets	$1,082,190,594
Sources of Net Assets
Paid-in capital	$ 1,257,129,980
Accumulated loss	(174,939,386)
Net Assets	$1,082,190,594
Class A Shares
Net Assets	$ 86,928,527
Shares Outstanding	8,842,735
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.83
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 10.16
Class C Shares
Net Assets	$ 29,457,381
Shares Outstanding	2,998,212
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 9.82
Class I Shares
Net Assets	$ 965,755,802
Shares Outstanding	98,321,879
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.82
18
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Statement of Assets and Liabilities   — continued

September 30, 2023
Class R6 Shares
Net Assets	$48,884
Shares Outstanding	4,978
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.82
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
19
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $37,259)	$ 502,383
Dividend income from affiliated investments	899,994
Interest and other income	45,457,717
Interest income from affiliated investments	1,110,960
Total investment income	$ 47,971,054
Expenses
Investment adviser fee	$ 3,900,401
Distribution and service fees:
Class A	217,502
Class C	301,434
Trustees’ fees and expenses	56,194
Custodian fee	226,664
Transfer and dividend disbursing agent fees	764,248
Legal and accounting services	77,845
Printing and postage	85,313
Registration fees	122,655
Miscellaneous	47,927
Total expenses	$ 5,800,183
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 1,055,145
Total expense reductions	$ 1,055,145
Net expenses	$ 4,745,038
Net investment income	$ 43,226,016
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (55,567,231)
Investment transactions - affiliated investments	(2,187,060)
Futures contracts	(1,324,951)
Swap contracts	(34,725)
Foreign currency transactions	(44,013)
Forward foreign currency exchange contracts	(443,672)
Net realized loss	$(59,601,652)
Change in unrealized appreciation (depreciation):
Investments	$ 17,491,598
Investments - affiliated investments	975,449
Futures contracts	(2,210,407)
Foreign currency	(7,716)
Forward foreign currency exchange contracts	(335,793)
Net change in unrealized appreciation (depreciation)	$ 15,913,131
Net realized and unrealized loss	$(43,688,521)
Net decrease in net assets from operations	$ (462,505)
20
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 43,226,016	$ 22,335,702
Net realized loss	(59,601,652)	(16,488,780)
Net change in unrealized appreciation (depreciation)	15,913,131	(115,384,239)
Net decrease in net assets from operations	$ (462,505)	$(109,537,317)
Distributions to shareholders:
Class A	$ (4,282,150)	$ (3,691,989)
Class C	(1,256,979)	(1,157,380)
Class I	(39,402,038)	(23,898,871)
Class R6(1)	(713)	—
Total distributions to shareholders	$ (44,941,880)	$ (28,748,240)
Transactions in shares of beneficial interest:
Class A	$ 3,949,587	$ (2,427,026)
Class C	41,155	(10,600,672)
Class I	483,872,938	4,787,852
Class R6(1)	50,713	—
Net increase (decrease) in net assets from Fund share transactions	$ 487,914,393	$ (8,239,846)
Net increase (decrease) in net assets	$ 442,510,008	$(146,525,403)
Net Assets
At beginning of year	$ 639,680,586	$ 786,205,989
At end of year	$1,082,190,594	$ 639,680,586
(1)	For the period from the commencement of operations, June 30, 2023, to September 30, 2023.
21
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$10.230	$ 12.340	$ 11.820	$ 11.990	$ 11.570
Income (Loss) From Operations
Net investment income(1)	$ 0.484	$ 0.325	$ 0.330	$ 0.395	$ 0.427
Net realized and unrealized gain (loss)	(0.380)	(2.017)	0.573	(0.143)	0.451
Total income (loss) from operations	$ 0.104	$ (1.692)	$ 0.903	$ 0.252	$ 0.878
Less Distributions
From net investment income	$ (0.504)	$ (0.345)	$ (0.323)	$ (0.413)	$ (0.458)
From net realized gain	—	(0.073)	(0.060)	(0.009)	—
Total distributions	$ (0.504)	$ (0.418)	$ (0.383)	$ (0.422)	$ (0.458)
Net asset value — End of year	$ 9.830	$10.230	$ 12.340	$ 11.820	$ 11.990
Total Return(2)(3)	1.03%	(14.10)%	7.72%	2.21%	7.76%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$86,929	$ 86,430	$107,380	$136,688	$137,889
Ratios (as a percentage of average daily net assets):
Expenses (3)	0.74% (4)	0.74% (4)	0.74%	0.74%	0.74%
Net investment income	4.73%	2.84%	2.70%	3.38%	3.62%
Portfolio Turnover	190% (5)	118% (5)	85% (5)	89%	75%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.12%, 0.10%, 0.08%, 0.11% and 0.11% of average daily net assets for the years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
22
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$10.220	$ 12.330	$ 11.820	$ 11.990	$ 11.560
Income (Loss) From Operations
Net investment income(1)	$ 0.407	$ 0.236	$ 0.238	$ 0.307	$ 0.344
Net realized and unrealized gain (loss)	(0.381)	(2.014)	0.564	(0.142)	0.456
Total income (loss) from operations	$ 0.026	$ (1.778)	$ 0.802	$ 0.165	$ 0.800
Less Distributions
From net investment income	$ (0.426)	$ (0.259)	$ (0.232)	$ (0.326)	$ (0.370)
From net realized gain	—	(0.073)	(0.060)	(0.009)	—
Total distributions	$ (0.426)	$ (0.332)	$ (0.292)	$ (0.335)	$ (0.370)
Net asset value — End of year	$ 9.820	$10.220	$12.330	$11.820	$11.990
Total Return(2)(3)	0.17%	(14.67)%	6.83%	1.45%	7.05%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$29,457	$ 30,639	$ 48,423	$ 54,189	$ 52,001
Ratios (as a percentage of average daily net assets):
Expenses (3)	1.49% (4)	1.49% (4)	1.49%	1.49%	1.49%
Net investment income	3.97%	2.05%	1.95%	2.63%	2.93%
Portfolio Turnover	190% (5)	118% (5)	85% (5)	89%	75%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.12%, 0.10%, 0.08%, 0.11% and 0.11% of average daily net assets for the years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
23
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 10.220	$ 12.330	$ 11.810	$ 11.990	$ 11.560
Income (Loss) From Operations
Net investment income(1)	$ 0.515	$ 0.353	$ 0.356	$ 0.423	$ 0.457
Net realized and unrealized gain (loss)	(0.386)	(2.016)	0.578	(0.152)	0.460
Total income (loss) from operations	$ 0.129	$ (1.663)	$ 0.934	$ 0.271	$ 0.917
Less Distributions
From net investment income	$ (0.529)	$ (0.374)	$ (0.354)	$ (0.442)	$ (0.487)
From net realized gain	—	(0.073)	(0.060)	(0.009)	—
Total distributions	$ (0.529)	$ (0.447)	$ (0.414)	$ (0.451)	$ (0.487)
Net asset value — End of year	$ 9.820	$ 10.220	$ 12.330	$ 11.810	$ 11.990
Total Return(2)(3)	1.28%	(13.89)%	8.00%	2.37%	8.12%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$965,756	$522,611	$630,403	$531,191	$622,727
Ratios (as a percentage of average daily net assets):
Expenses (3)	0.49% (4)	0.49% (4)	0.49%	0.49%	0.49%
Net investment income	5.04%	3.07%	2.92%	3.62%	3.89%
Portfolio Turnover	190% (5)	118% (5)	85% (5)	89%	75%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.12%, 0.10%, 0.08%, 0.11% and 0.11% of average daily net assets for the years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
24
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Financial Highlights — continued

Class R6
Period Ended September 30, 2023(1)
Net asset value — Beginning of period	$10.190
Income (Loss) From Operations
Net investment income(2)	$ 0.124
Net realized and unrealized loss	(0.349)
Total loss from operations	$ (0.225)
Less Distributions
From net investment income	$ (0.145)
Total distributions	$ (0.145)
Net asset value — End of period	$ 9.820
Total Return(3)(4)	(2.23)% (5)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 49
Ratios (as a percentage of average daily net assets):
Expenses (4)	0.43% (6)(7)
Net investment income	4.92% (7)
Portfolio Turnover	190% (5)(8)(9)
(1)	For the period from the commencement of operations, June 30, 2023, to September 30, 2023.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	The investment adviser reimbursed certain operating expenses (equal to 0.12% of average daily net assets for the period ended September 30, 2023). Absent this reimbursement, total return would be lower.
(5)	Not annualized.
(6)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the period ended September 30, 2023).
(7)	Annualized.
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
(9)	For the year ended September 30, 2023.
25
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Total Return Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual
26

Eaton Vance
Total Return Bond Fund
September 30, 2023
Notes to Financial Statements — continued

restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
D  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of September 30, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J  Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the
27

Eaton Vance
Total Return Bond Fund
September 30, 2023
Notes to Financial Statements — continued

underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
K  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses.
Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. An option on a futures contract gives the holder the right to enter into a specified futures contract. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
L  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
M  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
28

Eaton Vance
Total Return Bond Fund
September 30, 2023
Notes to Financial Statements — continued

The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$44,941,880	$23,585,557
Long-term capital gains	$ —	$ 5,162,683
During the year ended September 30, 2023, accumulated loss was decreased by $390,332 and paid-in capital was decreased by $390,332 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (80,395,994)
Late year ordinary losses	(795,057)
Net unrealized depreciation	(93,736,340)
Distributions payable	(11,995)
Accumulated loss	$(174,939,386)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $80,395,994 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $55,894,991 are short-term and $24,501,003 are long-term.
Additionally, at September 30, 2023, the Fund had a late year ordinary loss of $795,057 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,285,533,048
Gross unrealized appreciation	$ 3,875,230
Gross unrealized depreciation	(97,603,832)
Net unrealized depreciation	$ (93,728,602)
29

Eaton Vance
Total Return Bond Fund
September 30, 2023
Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.450%
$1 billion but less than $2.5 billion	0.425%
$2.5 billion but less than $5 billion	0.410%
Over $5 billion	0.400%
For the year ended September 30, 2023, the investment adviser fee amounted to $3,900,401 or 0.45% of the Fund’s average daily net assets.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment adviser fee paid was reduced by $30,495 relating to the Fund’s investment in the Liquidity Fund.
Eaton Vance Management (EVM), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.74%, 1.49%, 0.49% and 0.43% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. This agreement may be changed or terminated after February 1, 2025. Pursuant to this agreement, EVM was allocated $1,024,650 of the Fund’s operating expenses for the year ended September 30, 2023.
EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, EVM earned $12,300 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,700 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2023 amounted to $217,502 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2023, the Fund paid or accrued to EVD $226,075 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2023 amounted to $75,359 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
30

Eaton Vance
Total Return Bond Fund
September 30, 2023
Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2023, the Fund was informed that EVD received approximately $6,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, TBA transactions, and principal repayments on Senior Loans, for the year ended September 30, 2023 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 715,428,818	$ 439,948,764
U.S. Government and Agency Securities	1,483,790,431	1,274,283,899
	$2,199,219,249	$1,714,232,663
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	2,335,544	$ 23,857,818	2,661,942	$ 30,817,187
Issued to shareholders electing to receive payments of distributions in Fund shares	410,809	4,199,476	316,396	3,618,999
Redemptions	(2,356,311)	(24,107,707)	(3,227,438)	(36,863,212)
Net increase (decrease)	390,042	$ 3,949,587	(249,100)	$ (2,427,026)
Class C
Sales	872,744	$ 8,980,066	366,358	$ 4,240,415
Issued to shareholders electing to receive payments of distributions in Fund shares	122,982	1,255,899	100,484	1,154,212
Redemptions	(995,642)	(10,194,810)	(1,395,071)	(15,995,299)
Net increase (decrease)	84	$ 41,155	(928,229)	$ (10,600,672)
Class I
Sales	72,454,658	$ 742,501,585	33,888,929	$ 388,383,476
Issued to shareholders electing to receive payments of distributions in Fund shares	3,859,269	39,351,769	2,083,169	23,847,285
Redemptions	(29,144,875)	(297,980,416)	(35,948,251)	(407,442,909)
Net increase	47,169,052	$ 483,872,938	23,847	$ 4,787,852
31

Eaton Vance
Total Return Bond Fund
September 30, 2023
Notes to Financial Statements — continued

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class R6(1)
Sales	4,907	$ 50,000	—	$ —
Issued to shareholders electing to receive payments of distributions in Fund shares	71	713	—	—
Net increase	4,978	$ 50,713	—	$ —
(1)	For the period from the commencement of operations, June 30, 2023, to September 30, 2023.
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2023 is included in the Portfolio of Investments. At September 30, 2023, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Credit Risk: The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.
Interest Rate Risk: The Fund enters into interest rate futures contracts and options on futures contracts to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.
Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $403,090. At September 30, 2023, there were no assets pledged by the Fund for such liability.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.
32

Eaton Vance
Total Return Bond Fund
September 30, 2023
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2023 was as follows:
		Fair Value
Risk	Derivative	Asset Derivative	Liability Derivative
Foreign Exchange	Forward foreign currency exchange contracts	$ 198,849(1)	$ (403,090)(2)
Interest Rate	Purchased options	118,594 (3)	—
Interest Rate	Futures contracts	134,854 (4)	(1,955,570) (4)
Total		$452,297	$(2,358,660)
Derivatives not subject to master netting or similar agreements		$253,448	$(1,955,570)
Total Derivatives subject to master netting or similar agreements		$198,849	$ (403,090)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
(3)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(4)	Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Citibank, N.A.	$ 40,554	$ —	$ —	$ —	$ 40,554
JPMorgan Chase Bank, N.A.	143,705	(143,705)	—	—	—
State Street Bank and Trust Company	14,590	(14,590)	—	—	—
	$198,849	$(158,295)	$ —	$ —	$40,554

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
JPMorgan Chase Bank, N.A.	$ (303,458)	$ 143,705	$ —	$ —	$ (159,753)
State Street Bank and Trust Company	(99,632)	14,590	—	—	(85,042)
	$(403,090)	$158,295	$ —	$ —	$(244,795)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
33

Eaton Vance
Total Return Bond Fund
September 30, 2023
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2023 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Futures contracts	$ —	$ —	$ (1,324,951)	$ (1,324,951)
Swap contracts	(34,725)	—	—	(34,725)
Forward foreign currency exchange contracts	—	(443,672)	—	(443,672)
Total	$(34,725)	$(443,672)	$(1,324,951)	$(1,803,348)
Change in unrealized appreciation (depreciation):
Investments	$ —	$ —	$ 3,069	$ 3,069
Futures contracts	—	—	(2,210,407)	(2,210,407)
Forward foreign currency exchange contracts	—	(335,793)	—	(335,793)
Total	$ —	$(335,793)	$(2,207,338)	$(2,543,131)
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts
$101,845,000	$23,170,000	$6,604,000	$492,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average number of purchased options contracts outstanding during the year ended September 30, 2023, which is indicative of the volume of this derivative type, was 18 contracts.
9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
34

Eaton Vance
Total Return Bond Fund
September 30, 2023
Notes to Financial Statements — continued

10  Affiliated Investments
At September 30, 2023, the value of the Fund's investment in issuers and funds that may be deemed to be affiliated was $22,256,302, which represents 2.1% of the Fund's net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2016-C29, Class C, 4.878%, 5/15/49	$3,768,534	$ —	$ —	$ —	$ (135,115)	$ 3,633,419	$ 200,998	$4,198,800
Series 2016-C29, Class D, 3.00%, 5/15/49	2,346,956	—	—	—	(174,071)	2,189,292	107,836	3,047,635
Series 2016-C32, Class D, 3.396%, 12/15/49	3,705,129	—	—	—	(433,681)	3,303,944	202,296	5,000,000
Morgan Stanley Capital I Trust:
Series 2016-UBS12, Class D, 3.312%, 12/15/49	3,862,789	—	(3,467,750)	(2,187,060)	1,759,427	—	170,732	—
Series 2019-BPR, Class B, 8.022%, (1 mo. SOFR+2.69%), 5/15/36	3,819,553	—	—	—	(43,898)	3,787,158	291,167	3,960,000
Series 2019-BPR, Class C, 8.972%, (1 mo. SOFR+3.642%), 5/15/36	1,463,766	633,168	—	—	2,787	2,100,512	137,931	2,219,000
Short-Term Investments
Liquidity Fund	4,082,231	537,775,626	(534,615,880)	—	—	7,241,977	899,994	7,241,977
Total				$(2,187,060)	$ 975,449	$22,256,302	$2,010,954
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At September 30, 2023, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 153,585,800	$ —	$ 153,585,800
Collateralized Mortgage Obligations	—	56,346,793	—	56,346,793
Commercial Mortgage-Backed Securities	—	109,514,767	—	109,514,767
Convertible Bonds	—	2,567,819	—	2,567,819
Corporate Bonds	—	412,078,728	—	412,078,728
35

Eaton Vance
Total Return Bond Fund
September 30, 2023
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3*	Total
Preferred Stocks	$ 5,155,101	$ —	$ —	$ 5,155,101
Sovereign Government Bonds	—	15,755,673	—	15,755,673
U.S. Government Agency Mortgage-Backed Securities	—	129,129,527	—	129,129,527
U.S. Treasury Obligations	—	290,046,183	—	290,046,183
Miscellaneous	—	—	0	0
Short-Term Investments:
Affiliated Fund	7,241,977	—	—	7,241,977
Commercial Paper	—	10,382,078	—	10,382,078
Purchased Call Options	118,594	—	—	118,594
Total Investments	$ 12,515,672	$ 1,179,407,368	$ 0	$ 1,191,923,040
Forward Foreign Currency Exchange Contracts	$ —	$ 198,849	$ —	$ 198,849
Futures Contracts	134,854	—	—	134,854
Total	$ 12,650,526	$ 1,179,606,217	$ 0	$ 1,192,256,743
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (403,090)	$ —	$ (403,090)
Futures Contracts	(1,955,570)	—	—	(1,955,570)
Total	$ (1,955,570)	$ (403,090)	$ —	$ (2,358,660)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2023 is not presented.
12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
36

Eaton Vance
Total Return Bond Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Total Return Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Total Return Bond Fund (the "Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of September 30, 2023,  the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
37

Eaton Vance
Total Return Bond Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $151,613, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended September 30, 2023, the Fund designates 96.46% of distributions from net investment income as a 163(j) interest dividend.
38

Eaton Vance
Total Return Bond Fund
September 30, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period.  The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees.  Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee.  Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”).  (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser.  Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
39

Eaton Vance
Total Return Bond Fund
September 30, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives.  The Board also received information regarding risk management techniques employed in connection with the management of the funds.  The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters.  In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees.  The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor.  The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement.  In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vane Total Return Bond Fund (the “Fund”) and Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement.  Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.
40

Eaton Vance
Total Return Bond Fund
September 30, 2023
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel.  The Board considered, where relevant, the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk and special considerations relevant to investing in income securities.  The Board considered the Adviser’s in-house research capabilities.  The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals.  In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services.  The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof.  The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.  The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services.  The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a customized peer group of similarly managed funds.  The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five and ten-year periods ended December 31, 2022.  In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and consistent with the median performance of the Fund’s custom peer group for the three-year period.  The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period.  The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”).  As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.  The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group.  The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
41

Eaton Vance
Total Return Bond Fund
September 30, 2023
Board of Trustees’ Contract Approval — continued

Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds.  The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases.  Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser.  The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
42

Eaton Vance
Total Return Bond Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
43

Eaton Vance
Total Return Bond Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund Complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
44

Eaton Vance
Total Return Bond Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management `Classic' (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
45

Eaton Vance
Total Return Bond Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
46

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
47

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
48

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
49

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Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110
Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4595    9.30.23

Eaton Vance
Municipal Income Funds
Annual Report
September 30, 2023

AMT-Free    •      National

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund's adviser is registered with the CFTC as a commodity pool operator. Each adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2023
Eaton Vance
Municipal Income Funds

Eaton Vance
Municipal Income Funds
September 30, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For municipal bond investors, the 12-month period ended September 30, 2023, was a roller-coaster ride. In the opening month of the period, municipal bonds posted negative returns. Municipal mutual funds experienced net outflows as investors reacted to statements by U.S. Federal Reserve (Fed) officials that the central bank was not done with interest rate hikes and fighting inflation remained its top priority.
However, in the final months of 2022, municipal bond performance rebounded. Despite the Fed’s fourth 0.75% rate hike in November, the Bloomberg Municipal Bond Index (the Index), rose 4.68% -- its best monthly performance since 1986. Drivers of the rally included Fed signals that future rate hikes might be smaller, as well as growing investor demand amid lower supplies of new municipal bond issues.
Although the Fed did deliver a smaller 0.50% rate hike in December 2022, it raised expectations of how high rates might go in 2023. The Index -- helped by attractive yields and limited supply -- nonetheless eked out positive performance in December 2022.
In January 2023, municipal bonds delivered a third straight month of positive returns, driven by the ongoing supply-demand imbalance and the return of net inflows into open-end mutual funds. In February, however, the municipal rally stalled as robust economic reports -- including unexpectedly strong job creation in January -- led investors to fear the Fed might keep rates higher for longer than previously expected.
In March 2023, municipal returns turned positive again. The second- and third-largest bank failures in U.S. history triggered a “flight to quality” that drove municipal bonds to their strongest March performance since 2008, despite the Fed announcing its ninth consecutive rate hike that month.
But from April 2023 through period-end, the municipal bond market experienced another sell-off. Although positive technical factors -- most importantly, demand that exceeded municipal bond supply -- produced brief periods of positive performance, the Fed’s 10th and 11th rate hikes in a little over a year -- in May and July 2023 -- overwhelmed positive technical factors and caused municipal rates to rise and bond prices to fall.
In August and September, above-average supply -- reversing the previous favorable supply-demand imbalance -- plus a typical end-of-summer slowdown in coupon reinvestment, helped reduce demand for municipal bonds even more. And while the Fed left rates unchanged at its September 2023 meeting, investors interpreted the Fed’s message to be that rates would stay higher for longer than investors expected just weeks earlier -- adding further fuel to the municipal bond sell-off.
For the period as a whole, the Index returned 2.66% as coupon payments outpaced declining bond prices. While interest rates rose and bond prices fell across the municipal bond yield curve, the largest rate increases occurred at the long and short ends of the yield curve. U.S. Treasurys, meanwhile, underperformed municipal bonds throughout the yield curve during the period.
Fund Performance
For the 12-month period ended September 30, 2023, Eaton Vance AMT-Free Municipal Income Fund (the AMT-Free Fund) Class A shares at net asset value (NAV) underperformed its benchmark, the Bloomberg Municipal Bond Index (the Index), which returned 2.66%; while Eaton Vance National Municipal Income Fund (the National Fund) Class A shares at NAV outperformed the Index.
In pursuing their distinct performance objectives, the AMT-Free Fund and the National Fund normally acquire municipal obligations with maturities of 10 years or more.
Fund managers may attempt to hedge each portfolio against the potential risk of interest rate volatility at the long end of the yield curve by using U.S. Treasury futures and interest rate swaps. In a period when Treasury bonds generally declined in price as yields moved higher, the National Fund’s Treasury-futures hedging strategy contributed to relative returns versus the unhedged Index.
The AMT-Free Fund did not use an interest rate hedge during the period.
Fund-Specific Results
The AMT-Free Fund returned 1.29% for Class A shares at NAV, underperforming the Index, which returned 2.66% during the period.
Detractors from the AMT-Free Fund’s performance versus the Index included security selections in the health care sector, in 4% coupon bonds, and in AAA-rated bonds.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Municipal Income Funds
September 30, 2023
Management’s Discussion of Fund Performance† — continued

In contrast, contributors to returns relative to the Index included security selections and an overweight position in Illinois bonds, security selections in the transportation sector, and an overweight position in zero-coupon bonds.
The National Fund returned 3.38% for Class A shares at NAV, outperforming the Index, which returned 2.66% during the period.
In addition to the National Fund’s futures hedging strategy, contributors to performance relative to the Index included security selections and an overweight position in the transportation sector, and security selections in bonds rated BBB and below.
In contrast, detractors from performance versus the Index included underweight positions in New York and California bonds; an underweight position in the leasing sector -- the best-performing sector within the Index during the period --and an out-of-Index allocation to taxable municipal bonds, which generally underperformed tax-exempt municipal bonds during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
AMT-Free Municipal Income Fund
September 30, 2023
Performance

Portfolio Manager(s) Cynthia J. Clemson and Julie P. Callahan, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/06/1998	03/16/1978	1.29%	0.05%	2.25%
Class A with 3.25% Maximum Sales Charge	—	—	(1.99)	(0.61)	1.91
Class C at NAV	05/02/2006	03/16/1978	0.51	(0.71)	1.64
Class C with 1% Maximum Deferred Sales Charge	—	—	(0.46)	(0.71)	1.64
Class I at NAV	03/16/1978	03/16/1978	1.49	0.31	2.50

Bloomberg Municipal Bond Index	—	—	2.66%	1.05%	2.29%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	0.86%	1.61%	0.61%
% Distribution Rates/Yields[4]	Class A	Class C	Class I
Distribution Rate	3.97%	3.20%	4.22%
Taxable-Equivalent Distribution Rate	6.70	5.40	7.14
SEC 30-day Yield	3.58	2.94	3.96
Taxable-Equivalent SEC 30-day Yield	6.05	4.96	6.69
% Total Leverage[5]
Residual Interest Bond (RIB) Financing	3.40%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$11,772	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$1,280,135	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
AMT-Free Municipal Income Fund
September 30, 2023
Fund Profile

Credit Quality (% of total investments)[1,2]
Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
[2]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.
5

Eaton Vance
National Municipal Income Fund
September 30, 2023
Performance

Portfolio Manager(s) Craig R. Brandon, CFA and Christopher J. Eustance, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/05/1994	12/19/1985	3.38%	0.96%	3.01%
Class A with 3.25% Maximum Sales Charge	—	—	0.07	0.30	2.66
Class C at NAV	12/03/1993	12/19/1985	2.60	0.21	2.39
Class C with 1% Maximum Deferred Sales Charge	—	—	1.61	0.21	2.39
Class I at NAV	07/01/1999	12/19/1985	3.64	1.21	3.25

Bloomberg Municipal Bond Index	—	—	2.66%	1.05%	2.29%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	0.67%	1.42%	0.42%
% Distribution Rates/Yields[4]	Class A	Class C	Class I
Distribution Rate	3.99%	3.22%	4.25%
Taxable-Equivalent Distribution Rate	6.74	5.44	7.17
SEC 30-day Yield	3.83	3.19	4.22
Taxable-Equivalent SEC 30-day Yield	6.48	5.39	7.13
% Total Leverage[5]
RIB Financing	1.47%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$12,672	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$1,377,254	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
6

Eaton Vance
National Municipal Income Fund
September 30, 2023
Fund Profile

Credit Quality (% of total investments)[1,2]
Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
[2]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.
7

Eaton Vance
Municipal Income Funds
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.
[5]	Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.
Fund profiles subject to change due to active management.
Additional Information
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

8

Eaton Vance
Municipal Income Funds
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
Eaton Vance AMT-Free Municipal Income Fund

	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 953.00	$4.75	0.97%
Class C	$1,000.00	$ 947.80	$8.40	1.72%
Class I	$1,000.00	$ 954.00	$3.53	0.72%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.21	$4.91	0.97%
Class C	$1,000.00	$1,016.45	$8.69	1.72%
Class I	$1,000.00	$1,021.46	$3.65	0.72%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
9

Eaton Vance
Municipal Income Funds
September 30, 2023
Fund Expenses — continued

Eaton Vance National Municipal Income Fund

	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 965.60	$3.55	0.72%
Class C	$1,000.00	$ 962.00	$7.23	1.47%
Class I	$1,000.00	$ 966.80	$2.37	0.48%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.46	$3.65	0.72%
Class C	$1,000.00	$1,017.70	$7.44	1.47%
Class I	$1,000.00	$1,022.66	$2.43	0.48%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
10

Eaton Vance
AMT-Free Municipal Income Fund
September 30, 2023
Portfolio of Investments

Tax-Exempt Mortgage-Backed Securities — 0.4%
Security	Principal Amount (000's omitted)	Value
Housing — 0.4%
California Housing Finance Agency, Municipal Certificates, Series 2021-1, Class A, 3.50%, 11/20/35	$1,016	$ 891,446
Total Tax-Exempt Mortgage-Backed Securities (identified cost $964,988)		$ 891,446

Tax-Exempt Municipal Obligations — 100.6%
Security	Principal Amount (000's omitted)	Value
Education — 3.2%
District of Columbia, (KIPP DC), 4.00%, 7/1/44	$105	$ 88,482
Florida Development Finance Corp., (River City Science Academy), 4.00%, 7/1/45	25	19,409
Georgia Private Colleges and Universities Authority, (Savannah College of Art and Design), 4.00%, 4/1/40	1,400	1,289,764
Ohio Higher Educational Facility Commission, (Oberlin College), Green Bonds, 5.00%, 10/1/48	2,000	2,040,560
University of California, 5.25%, 5/15/35	3,555	3,580,276
		$ 7,018,491
Electric Utilities — 5.7%
Douglas County Public Utility District No. 1, WA, 3.00%, 9/1/52	$1,355	$ 911,698
Georgia Municipal Electric Power Authority, 5.00%, 1/1/39	5,000	4,885,350
Seattle, WA, Municipal Light and Power Improvement Revenue, 4.00%, 7/1/47	2,500	2,224,375
Utility Debt Securitization Authority, NY:
5.00%, 12/15/33	2,895	2,898,300
Green Bonds, 5.00%, 12/15/49	1,500	1,566,435
		$ 12,486,158
Escrowed/Prerefunded — 3.9%
New Jersey Economic Development Authority, (School Facilities Construction), Prerefunded to 12/15/28, 5.00%, 6/15/37	$3,000	$ 3,225,990
San Joaquin Hills Transportation Corridor Agency, CA, Prerefunded to 1/15/25, 5.00%, 1/15/34	5,235	5,332,476
		$ 8,558,466
Security	Principal Amount (000's omitted)	Value
General Obligations — 19.8%
Chicago Board of Education, IL:
5.00%, 12/1/42	$390	$ 359,841
5.00%, 12/1/44	2,000	1,836,360
Chicago, IL:
5.00%, 1/1/39	1,400	1,397,774
5.00%, 1/1/44	1,490	1,445,717
Del Valle Independent School District, TX, (PSF Guaranteed), 4.00%, 6/15/47	4,000	3,502,960
District of Columbia, 4.00%, 2/1/46	3,500	3,162,565
Hutto Independent School District, TX, (PSF Guaranteed), 5.00%, 8/1/53	3,000	3,104,250
Illinois:
4.00%, 11/1/40	1,000	875,280
5.00%, 5/1/35	2,000	1,980,200
5.50%, 5/1/39	205	213,989
5.50%, 3/1/42	2,300	2,401,361
5.75%, 5/1/45	210	219,049
Little Elm Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/46	4,225	4,295,135
New York, NY:
4.00%, 9/1/46	2,000	1,763,340
4.00%, 4/1/50	2,000	1,733,520
Northwest Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/47	3,000	2,654,970
Prosper Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/47	3,500	3,107,615
Salem-Keizer School District No. 24J, OR, 0.00%, 6/15/24	1,220	1,185,791
Spring Branch Independent School District, TX, (PSF Guaranteed), 4.50%, 2/1/47	8,750	8,443,138
		$ 43,682,855
Hospital — 10.8%
Brevard County Health Facilities Authority, FL, (Health First Obligated Group):
5.00%, 4/1/47	$2,500	$ 2,416,075
5.00%, 4/1/52	2,500	2,393,475
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 5.25%, 12/1/34	3,000	3,007,410
Colorado Health Facilities Authority, (CommonSpirit Health), 5.25%, 11/1/52	1,000	979,830
Delaware Health Facilities Authority, (Beebe Medical Center):
5.00%, 6/1/36	3,730	3,757,900
5.00%, 6/1/37	1,000	1,001,230

11
See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Hospital (continued)
Fairfax County Industrial Development Authority, VA, (Inova Health System), 4.00%, 5/15/48	$2,035	$ 1,752,461
New York Dormitory Authority, (Northwell Health Obligated Group), 5.00%, 5/1/52	1,475	1,472,227
Ohio Higher Educational Facility Commission, (University Hospitals Health System, Inc.), 4.00%, 1/15/39	2,100	1,904,700
Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children's Medical Center), 5.25%, 12/1/39(1)	5,000	5,009,100
		$ 23,694,408
Housing — 2.5%
Cuyahoga Metropolitan Housing Authority, OH, Social Bonds, 2.00%, 12/1/31	$1,250	$ 1,051,563
Massachusetts Housing Finance Agency, (FHLMC), (FNMA), (GNMA), Social Bonds, 4.95%, 12/1/53	2,500	2,455,050
Phoenix Industrial Development Authority, AZ, (Downtown Phoenix Student Housing, LLC - Arizona State University):
5.00%, 7/1/37	500	499,465
5.00%, 7/1/42	1,250	1,207,112
Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(2)	285	285,000
		$ 5,498,190
Insured - Education — 0.8%
Virginia College Building Authority, (Washington and Lee University), (NPFG), 5.25%, 1/1/31	$1,750	$ 1,857,940
		$ 1,857,940
Insured - Electric Utilities — 1.6%
Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/29	$2,865	$ 2,281,600
Omaha Public Power District, NE, (AGM), 4.00%, 2/1/51	1,375	1,199,674
		$ 3,481,274
Insured - General Obligations — 2.4%
McCamey Independent School District, TX, (AGM), 4.00%, 2/15/53	$3,500	$ 2,914,625
McCook, IL:
(AGM), 4.00%, 12/1/29	240	241,644
(AGM), 4.00%, 12/1/30	200	200,894
(AGM), 4.00%, 12/1/33	450	450,549
(AGM), 4.00%, 12/1/34	190	187,752
Security	Principal Amount (000's omitted)	Value
Insured - General Obligations (continued)
Proviso Township High School District No. 209, IL, (AGM), 4.00%, 12/1/38	$1,500	$ 1,379,430
		$ 5,374,894
Insured - Lease Revenue/Certificates of Participation — 2.8%
Anaheim Public Financing Authority, CA, (Anaheim Public Improvements), (AGM), 0.00%, 9/1/31	$8,680	$ 6,154,814
		$ 6,154,814
Insured - Other Revenue — 0.5%
Hudson Yards Infrastructure Corp., NY, (AGM), 4.00%, 2/15/47	$1,155	$ 1,038,045
		$ 1,038,045
Insured - Special Tax Revenue — 6.8%
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$10,600	$ 5,867,524
Massachusetts, Dedicated Tax Revenue:
(NPFG), 5.50%, 1/1/27	6,000	6,333,900
(NPFG), 5.50%, 1/1/30	2,565	2,810,470
		$ 15,011,894
Insured - Transportation — 6.9%
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	$7,120	$ 3,160,995
Pennsylvania Turnpike Commission, (AGM), 6.375%, 12/1/38	11,000	11,950,950
		$ 15,111,945
Insured - Water and Sewer — 0.9%
Michigan Finance Authority, (Detroit Water and Sewerage Department):
(AGM), 5.00%, 7/1/32	$655	$ 658,871
(AGM), 5.00%, 7/1/33	565	568,339
(AGM), 5.00%, 7/1/35	280	281,350
(AGM), 5.00%, 7/1/37	565	566,571
		$ 2,075,131
Lease Revenue/Certificates of Participation — 4.7%
Maryland Stadium Authority, Built to Learn Revenue, 4.00%, 6/1/52	$2,550	$ 2,181,015
New Jersey Economic Development Authority, (Portal North Bridge), 5.25%, 11/1/47	4,000	4,144,320

12
See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Lease Revenue/Certificates of Participation (continued)
New Jersey Transportation Trust Fund Authority, (Transportation Program), 5.00%, 6/15/50	$2,500	$ 2,506,375
New Jersey Transportation Trust Fund Authority, (Transportation System), 4.00%, 6/15/36	1,665	1,596,618
		$ 10,428,328
Other Revenue — 3.1%
Black Belt Energy Gas District, AL, (Liq: Royal Bank of Canada), 4.00% to 12/1/31 (Put Date), 6/1/51	$2,500	$ 2,358,800
Buckeye Tobacco Settlement Financing Authority, OH, 5.00%, 6/1/55	1,605	1,384,585
California Community Choice Financing Authority, Clean Energy Project Revenue, Green Bonds, 5.00% to 8/1/29 (Put Date), 12/1/53	750	755,730
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(2)	1,200	216,000
Golden State Tobacco Securitization Corp., CA, 5.00%, 6/1/51	640	650,247
Main Street Natural Gas, Inc., GA, Gas Supply Revenue, 5.00% to 12/1/30 (Put Date), 12/1/54	1,500	1,486,860
		$ 6,852,222
Senior Living/Life Care — 3.3%
California Public Finance Authority, (Enso Village), Green Bonds, 2.375%, 11/15/28(3)	$140	$ 133,056
Manhattan, KS, (Meadowlark Hills), 4.00%, 6/1/46	1,150	800,895
National Finance Authority, NH, (The Vista):
5.25%, 7/1/39(3)	265	230,266
5.625%, 7/1/46(3)	360	309,859
5.75%, 7/1/54(3)	775	659,184
New Hope Cultural Education Facilities Finance Corp., TX, (The Outlook at Windhaven), 6.75%, 10/1/52	1,000	856,850
Pompano Beach, FL, (John Knox Village), 4.00%, 9/1/41	1,270	992,264
Saint Louis County Industrial Development Authority, MO, (St. Andrew's Resources for Seniors Obligated Group), 5.00%, 12/1/35	1,700	1,555,959
Washington Housing Finance Commission, (Horizon House), 5.00%, 1/1/30(3)	1,730	1,628,795
Washington Housing Finance Commission, (Transforming Age), 5.00%, 1/1/34(3)	245	213,466
		$ 7,380,594
Special Tax Revenue — 10.2%
Connecticut, Special Tax Obligation, (Transportation Infrastructure), 5.25%, 7/1/42	$2,250	$ 2,390,963
Dallas Area Rapid Transit, TX, Sales Tax Revenue, 4.00%, 12/1/51	2,500	2,143,925
Security	Principal Amount (000's omitted)	Value
Special Tax Revenue (continued)
Massachusetts Bay Transportation Authority, Sales Tax Revenue, 4.00%, 7/1/51	$1,405	$ 1,229,516
Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion), 4.00%, 6/15/50	5,000	4,057,200
New York City Transitional Finance Authority, NY, Future Tax Revenue:
4.00%, 5/1/39	1,000	937,030
4.00%, 5/1/45	2,795	2,504,627
5.00%, 11/1/46(1)	2,000	2,041,060
New York Dormitory Authority, Personal Income Tax Revenue, 4.00%, 2/15/39	3,000	2,815,590
New York Thruway Authority, Personal Income Tax Revenue, 4.00%, 3/15/44	1,000	897,000
Puerto Rico Sales Tax Financing Corp.:
0.00%, 7/1/51	4,500	839,295
5.00%, 7/1/58	2,817	2,555,244
		$ 22,411,450
Transportation — 6.3%
Atlanta, GA, Airport Revenue, Green Bonds, 5.00%, 7/1/48	$2,000	$ 2,061,660
Charlotte, NC, (Charlotte Douglas International Airport), 5.00%, 7/1/48(1)	2,000	2,061,660
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport):
5.25%, 11/1/30	1,100	1,100,946
5.25%, 11/1/31	1,455	1,456,251
Denver City and County, CO, Airport System Revenue, 5.25%, 11/15/53	2,000	2,094,820
Metropolitan Transportation Authority, NY, Green Bonds, 4.75%, 11/15/45	225	209,813
New Jersey Turnpike Authority, 5.25%, 1/1/52	1,000	1,040,150
New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), 4.00%, 12/1/42	2,400	2,083,800
South Jersey Transportation Authority, NJ, 4.625%, 11/1/47	1,500	1,381,950
Texas Transportation Commission, 0.00%, 8/1/40	1,000	387,590
		$ 13,878,640
Water and Sewer — 4.4%
Austin, TX, Water and Wastewater System Revenue, 5.00%, 11/15/41	$2,715	$ 2,823,329
New York City Municipal Water Finance Authority, NY, (Water and Sewer System):
4.00%, 6/15/41	4,500	4,164,390
4.00%, 6/15/51	2,000	1,739,160

13
See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Water and Sewer (continued)
New York City Municipal Water Finance Authority, NY, (Water and Sewer System): (continued)
5.25%, 6/15/52(1)	$1,000	$ 1,043,900
$ 9,770,779
Total Tax-Exempt Municipal Obligations (identified cost $228,694,776)		$ 221,766,518
Total Investments — 101.0% (identified cost $229,659,764)		$ 222,657,964
Other Assets, Less Liabilities — (1.0)%		$ (2,217,169)
Net Assets — 100.0%		$ 220,440,795
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).
(2)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $3,174,626 or 1.4% of the Fund's net assets.
At September 30, 2023, the concentration of the Fund’s investments in the various states and territories, determined as a percentage of net assets, is as follows:
Texas	21.9%
New York	13.1%
Others, representing less than 10% individually	66.0%
The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2023, 22.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 10.0% to 15.1% of total investments.
Abbreviations:
AGM	– Assured Guaranty Municipal Corp.
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GNMA	– Government National Mortgage Association
Liq	– Liquidity Provider
NPFG	– National Public Finance Guarantee Corp.
PSF	– Permanent School Fund

14
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2023
Portfolio of Investments

Corporate Bonds — 1.2%
Security	Principal Amount (000's omitted)	Value
Education — 0.6%
Chapman University, 1.867%, 4/1/29	$5,160	$ 4,238,593
Grand Canyon University, 4.125%, 10/1/24	20,000	19,140,000
		$ 23,378,593
Hospital — 0.6%
Sutter Health, 5.164%, 8/15/33	$14,000	$ 13,449,453
UPMC, 1.803%, 4/15/26	7,650	6,910,604
		$ 20,360,057
Total Corporate Bonds (identified cost $42,927,237)		$ 43,738,650

Tax-Exempt Municipal Obligations — 93.6%
Security	Principal Amount (000's omitted)	Value
Bond Bank — 0.6%
New York State Environmental Facilities Corp., (State Revolving Fund), Green Bonds, 5.00%, 9/15/47(1)	$10,000	$ 10,385,900
Rickenbacker Port Authority, OH, (OASBO Expanded Asset Pooled Financing Program), 5.375%, 1/1/32	9,850	10,592,198
		$ 20,978,098
Cogeneration — 0.1%
Northampton County Industrial Development Authority, PA, (Northampton Generating), (AMT), 5.00%, 12/31/23(2)	$14,652	$ 2,637,417
		$ 2,637,417
Education — 4.9%
California Educational Facilities Authority, (Stanford University), Sustainability Bonds, 5.00%, 4/1/51	$10,000	$ 10,742,400
Florida Development Finance Corp., (River City Science Academy), 4.00%, 7/1/45	45	34,937
Maryland Health and Higher Educational Facilities Authority, (Pooled Loan Program), (LOC: TD Bank, N.A.), 3.80%, 4/1/35(3)	2,000	2,000,000
Massachusetts Development Finance Agency, (Boston University), 5.00%, 10/1/46	11,855	11,988,132
Massachusetts Development Finance Agency, (Harvard University), 4.00%, 7/15/36	7,000	7,030,730
Minnesota Higher Education Facilities Authority, (Carleton College), 5.00%, 3/1/48	2,815	2,906,009
Security	Principal Amount (000's omitted)	Value
Education (continued)
New York Dormitory Authority, (New York University), 5.00%, 7/1/49	$14,360	$ 14,589,329
Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania), 4.00%, 2/15/43	5,000	4,552,000
Pennsylvania State University, 4.00%, 9/1/50	5,920	5,207,824
Philadelphia Authority for Industrial Development, PA, (Temple University), 5.00%, 4/1/45	5,000	5,004,550
San Antonio Education Facilities Corp., TX, (University of the Incarnate Word), 4.00%, 4/1/54	3,500	2,593,185
University of California:
5.25%, 5/15/37	11,000	11,056,210
5.25%, 5/15/38	7,700	7,731,878
University of California Medical Center, 5.00%, 5/15/47	28,170	29,138,766
University of Massachusetts Building Authority, 5.00%, 11/1/52	20,000	20,588,600
University of Oregon, 5.00%, 4/1/50	12,500	12,746,250
University of Texas, 4.00%, 7/1/42	4,900	4,474,680
University of Utah, 5.00%, 8/1/44	12,240	12,487,860
Utah Board of Higher Education, (Dixie State University), 4.00%, 6/1/44	7,645	6,744,113
Vermont Educational and Health Buildings Financing Agency, (Middlebury College):
4.00%, 11/1/50	5,000	4,398,000
5.00%, 11/1/52	3,410	3,492,079
		$ 179,507,532
Electric Utilities — 2.8%
Colorado Springs, CO, Utilities System Revenue, (SPA: TD Bank, N.A.), 4.05%, 11/1/37(3)	$9,530	$ 9,530,000
Douglas County Public Utility District No. 1, WA, 3.00%, 9/1/52	16,020	10,778,897
Long Island Power Authority, NY, Electric System Revenue, Green Bonds, 5.00%, 9/1/48	5,000	5,137,000
New York Power Authority, Green Bonds, 4.00%, 11/15/50	5,000	4,435,850
Omaha Public Power District, NE, 5.00%, 2/1/47	20,000	20,621,774
Philadelphia, PA, Gas Works Revenue:
(LOC: TD Bank, N.A.), 3.85%, 8/1/31(3)	7,700	7,700,000
(LOC: TD Bank, N.A.), 3.85%, 8/1/31(3)	10,900	10,900,000
(LOC: TD Bank, N.A.), 3.85%, 8/1/31(3)	4,610	4,610,000
Seattle, WA, Municipal Light and Power Improvement Revenue, 4.00%, 7/1/43	8,210	7,511,083
South Carolina Public Service Authority, 5.00%, 12/1/46	12,600	12,278,574
Utility Debt Securitization Authority, NY, 5.00%, 12/15/33	10,000	10,174,500
		$ 103,677,678

15
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Escrowed/Prerefunded — 0.9%
Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), Prerefunded 11/15/31, 5.00%, 5/15/46	$65	$ 68,958
New Jersey Economic Development Authority, (School Facilities Construction):
Prerefunded to 12/15/28, 5.00%, 6/15/34	8,460	9,097,292
Prerefunded to 12/15/28, 5.00%, 6/15/35	13,300	14,301,889
Southwestern Illinois Development Authority, (Memorial Group, Inc.), Prerefunded to 11/1/23, 7.25%, 11/1/33	9,170	9,189,624
		$ 32,657,763
General Obligations — 19.0%
Alamo Community College District, TX, 4.50%, 8/15/47	$4,000	$ 3,909,520
Austin Independent School District, TX, 5.00%, 8/1/48	5,000	5,107,550
Bar Harbor, ME, 5.00%, 10/15/41	2,330	2,476,883
Beaverton School District No. 48J, OR, 5.00%, 6/15/52	15,000	15,334,800
California:
4.00%, 9/1/43	9,000	8,617,410
5.00%, 9/1/36	10,000	10,941,500
5.00%, 9/1/37	10,000	10,840,600
5.00%, 9/1/38	10,000	10,783,700
5.00%, 11/1/42	25,000	26,489,000
5.25%, 9/1/47	10,500	11,206,125
Centennial School District No. 28Jt, OR, 5.00%, 6/15/50	10,000	10,281,100
Chicago Board of Education, IL:
5.00%, 12/1/30	9,000	9,054,000
5.00%, 12/1/37	2,500	2,432,200
5.00%, 12/1/42	10,405	9,600,381
5.00%, 12/1/44	20,515	18,836,463
Chicago, IL:
4.00%, 1/1/35	2,500	2,286,350
5.00%, 1/1/40	1,500	1,489,065
5.00%, 1/1/44	12,350	11,982,958
5.25%, 1/1/38	6,750	6,844,500
5.50%, 1/1/39	5,000	5,141,350
Clark County, NV, 5.00%, 5/1/48	19,650	19,971,670
Crowley Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/48	3,000	3,115,620
Denton Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/48	12,545	13,148,916
District of Columbia, 4.00%, 2/1/46	17,450	15,767,645
Forney Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/48	5,000	5,132,900
Fort Worth Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/47	7,000	7,108,220
Security	Principal Amount (000's omitted)	Value
General Obligations (continued)
Galveston Independent School District, TX, (PSF Guaranteed), 4.00%, 2/1/47	$16,500	$ 14,567,355
Hacienda La Puente Unified School District, CA, (Election of 2016), 5.00%, 8/1/47(4)	8,265	8,551,465
Harris County Flood Control District, TX:
Sustainability Bonds, 4.00%, 9/15/48	10,000	8,773,400
Sustainability Bonds, 4.25%, 10/1/47	10,940	10,159,103
Hays Consolidated Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/48	10,855	11,138,098
Hermiston School District No. 8R, OR:
0.00%, 6/15/42	6,475	2,419,708
0.00%, 6/15/45	4,595	1,437,776
Illinois:
4.00%, 7/1/37	15,000	13,541,850
5.00%, 11/1/24	11,295	11,388,861
5.00%, 2/1/27	18,500	18,507,215
5.00%, 2/1/29	15,000	15,386,850
5.00%, 5/1/39	10,000	9,616,400
5.50%, 5/1/39	870	908,150
5.50%, 3/1/42	11,700	12,215,619
5.75%, 5/1/45	890	928,350
Klein Independent School District, TX, (PSF Guaranteed), 4.00%, 8/1/48	7,175	6,309,695
Massachusetts, 3.00%, 4/1/49	10,000	6,941,400
New York, 5.00%, 3/15/40(4)	4,865	5,192,609
New York, NY:
4.00%, 8/1/38	11,520	10,886,170
4.00%, 9/1/46	10,000	8,816,700
4.00%, 4/1/50	5,000	4,333,800
4.17%, 4/1/42(5)	1,700	1,700,000
5.00%, 8/1/47	22,350	22,707,823
5.25%, 5/1/42	3,335	3,503,117
5.25%, 4/1/47	5,000	5,208,000
(SPA: Barclays Bank PLC), 4.80%, 10/1/46(5)	7,000	7,000,000
(SPA: JPMorgan Chase Bank, N.A.), 4.75%, 3/1/40(5)	6,095	6,095,000
Northwest Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/48	20,000	20,591,600
Norwalk, CT, 4.00%, 8/15/47	10,000	8,818,500
Norwood, MA, 4.00%, 9/15/47	11,065	9,910,810
Pasadena Independent School District, TX, (PSF Guaranteed):
4.00%, 2/15/52	10,000	8,697,400
5.00%, 2/15/48(4)	5,000	5,109,050
Prosper Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/52	8,000	6,975,600

16
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
General Obligations (continued)
Puerto Rico:
4.00%, 7/1/41	$7,500	$ 6,051,600
5.625%, 7/1/29	10,762	11,136,478
5.75%, 7/1/31	13,891	14,533,590
Rice County, MN, 4.00%, 2/1/52	7,170	6,223,560
Royse City Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/48(1)	12,000	12,389,160
San Antonio Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/47	10,000	10,310,900
San Diego Unified School District, CA, (Election of 2022), Sustainability Bonds, 4.00%, 7/1/53(4)	8,500	7,793,395
San Luis Coastal Unified School District, CA, (Election of 2022), 4.00%, 8/1/46	11,230	10,413,018
Santa Clarita Community College District, CA, (Election of 2016), 5.25%, 8/1/48	10,000	10,496,600
Spring Branch Independent School District, TX, (PSF Guaranteed), 4.50%, 2/1/47	8,750	8,443,138
Temple Independent School District, TX, (PSF Guaranteed), 4.25%, 2/1/47	13,000	11,967,930
Waco Independent School District, TX, (PSF Guaranteed), 4.125%, 8/15/47	6,000	5,394,120
Washington:
5.00%, 6/1/40	5,350	5,512,052
5.00%, 6/1/41	5,465	5,631,792
5.00%, 6/1/42	5,950	6,101,904
Waxahachie Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/48	10,000	10,303,500
Wisconsin, 4.00%, 5/1/41	7,090	6,640,990
Ysleta Independent School District, TX, (PSF Guaranteed):
4.25%, 8/15/56	11,000	9,942,790
5.00%, 8/15/56(1)	5,000	5,069,650
		$ 700,594,067
Hospital — 11.7%
Brevard County Health Facilities Authority, FL, (Health First Obligated Group):
5.00%, 4/1/47	$10,000	$ 9,664,300
5.00%, 4/1/52	10,000	9,573,900
California Health Facilities Financing Authority, (Cedars-Sinai Health System):
4.00%, 8/15/48	19,305	17,333,766
5.00%, 8/15/51	13,845	14,147,790
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 4.00%, 8/15/36	10,000	9,617,900
Charlotte-Mecklenburg Hospital Authority, NC, (Atrium Health), (SPA: JPMorgan Chase Bank, N.A.), 4.65%, 1/15/48(5)	3,500	3,500,000
Security	Principal Amount (000's omitted)	Value
Hospital (continued)
Colorado Health Facilities Authority, (AdventHealth Obligated Group):
3.00%, 11/15/51	$10,000	$ 6,660,500
4.00%, 11/15/43	12,145	10,949,325
4.00%, 11/15/50	6,530	5,486,180
Colorado Health Facilities Authority, (Adventist Health System/Sunbelt Obligated Group), 4.00%, 11/15/46	9,715	8,523,067
Connecticut Health and Educational Facilities Authority, (Trinity Health Corp.), 5.00%, 12/1/41	5,295	5,314,697
Fairfax County Industrial Development Authority, VA, (Inova Health System), 4.00%, 5/15/48	13,055	11,242,444
Geisinger Authority, PA, (Geisinger Health System):
4.00%, 6/1/41	8,000	7,232,080
4.00%, 2/15/47	9,105	7,826,931
Greenville Health System, SC, 5.00%, 5/1/39	2,500	2,318,700
Harris County Cultural Education Facilities Finance Corp., TX, (Texas Children's Hospital), 4.00%, 10/1/47	10,805	9,384,034
Illinois Finance Authority, (Northwestern Memorial HealthCare), 4.00%, 7/15/47	12,500	10,823,375
Illinois Finance Authority, (Presence Health Network), 5.00%, 2/15/26	7,500	7,672,200
Indiana Finance Authority, (Franciscan Alliance, Inc.), 5.00%, 11/1/41	5,000	5,003,700
Lancaster County Hospital Authority, PA, (Penn State Health), 5.00%, 11/1/46	10,500	10,341,765
Lehigh County General Purpose Authority, PA, (Lehigh Valley Health Network), 4.00%, 7/1/49	5,000	4,200,750
Maricopa County Industrial Development Authority, AZ, (Banner Health), Series 2019-E, 4.00%, 1/1/45	9,000	7,891,920
Maryland Health and Higher Educational Facilities Authority, (MedStar Health), 5.00%, 8/15/42	11,900	11,822,055
Massachusetts Development Finance Agency, (Partners HealthCare System), 4.00%, 7/1/41	8,500	7,795,690
Massachusetts Health and Educational Facilities Authority, (Partners HealthCare System), (LOC: TD Bank, N.A.), 3.85%, 7/1/40(3)	7,060	7,060,000
Michigan Finance Authority, (Beaumont Health Credit Group), 5.00%, 11/1/44	22,760	22,534,904
Michigan Finance Authority, (Henry Ford Health System), 4.00%, 11/15/50	11,795	9,803,650
Michigan Finance Authority, (Trinity Health Credit Group):
4.00%, 12/1/45	10,000	8,741,500
4.00%, 12/1/49	5,645	4,788,879
5.00%, 12/1/41	5,395	5,396,565
Minneapolis, MN, (Allina Health System), 4.00%, 11/15/39	6,405	5,883,313

17
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Hospital (continued)
Missouri Health and Educational Facilities Authority, (BJC Health System):
4.00%, 1/1/45	$9,475	$ 8,419,959
5.00%, 1/1/44	6,000	6,002,640
Missouri Health and Educational Facilities Authority, (Children's Mercy Hospital), 4.00%, 5/15/48	15,475	13,004,571
Missouri Health and Educational Facilities Authority, (CoxHealth):
4.00%, 11/15/49	10,750	9,108,152
5.00%, 11/15/38	4,340	4,257,453
Missouri Health and Educational Facilities Authority, (SSM Health), 5.00% to 6/1/28 (Put Date), 6/1/39	3,000	3,105,240
New Jersey Health Care Facilities Financing Authority, (Virtua Health), (LOC: TD Bank, N.A.), 3.85%, 7/1/43(3)	5,000	5,000,000
New York Dormitory Authority, (Northwell Health Obligated Group), 5.00%, 5/1/52	11,795	11,772,825
Norfolk Economic Development Authority, VA, (Sentara Healthcare), 4.00%, 11/1/48	6,100	5,372,941
Oregon Facilities Authority, (Samaritan Health Services), 5.00%, 10/1/35	2,260	2,274,351
Oregon Health and Science University, Green Bonds, 4.00%, 7/1/51	4,035	3,514,687
Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System):
4.00%, 8/15/38	2,000	1,896,100
4.00%, 8/15/42	5,010	4,559,551
Salem Hospital Facility Authority, OR, (Salem Health), 5.00%, 5/15/44	11,620	11,211,673
South Carolina Jobs-Economic Development Authority, (Anmed Health), 4.25%, 2/1/48	6,000	5,386,800
South Carolina Jobs-Economic Development Authority, (Bon Secours Mercy Health, Inc.), 4.00%, 12/1/44	5,520	4,830,552
South Dakota Health and Educational Facilities Authority, (Sanford Health), 5.00%, 11/1/44	10,000	9,685,000
Southcentral Pennsylvania General Authority, (WellSpan Health Obligated Group), 4.00%, 6/1/49	5,000	4,234,450
Tampa, FL, (Baycare Obligated Group), 4.00%, 11/15/46	5,715	4,935,474
Tarrant County Cultural Education Facilities Finance Corp., TX, (Baylor Scott & White Health), 5.00%, 11/15/45	8,000	8,020,800
Utah County, UT, (IHC Health Services, Inc.), 4.00%, 5/15/47	8,565	7,469,451
Washington Health Care Facilities Authority, (Seattle Children's Hospital), 4.00%, 10/1/45	5,000	4,311,200
Wisconsin Health and Educational Facilities Authority, (Ascension Health Alliance Senior Credit Group), 4.00%, 11/15/43	4,625	4,007,331
Security	Principal Amount (000's omitted)	Value
Hospital (continued)
Wisconsin Health and Educational Facilities Authority, (Ascension Senior Credit Group):
4.00%, 11/15/39	$5,000	$ 4,582,150
4.00%, 11/15/46	8,600	7,301,228
Wisconsin Health and Educational Facilities Authority, (Children's Hospital of Wisconsin, Inc.), 4.00%, 8/15/42	10,000	8,905,400
		$ 431,705,859
Housing — 1.9%
California Community Housing Agency, (Summit at Sausalito Apartments), 3.00%, 2/1/57(6)	$4,355	$ 2,676,583
CSCDA Community Improvement Authority, CA, (City of Orange Portfolio), Essential Housing Revenue, Social Bonds, 3.00%, 3/1/57(6)	25,275	15,769,325
CSCDA Community Improvement Authority, CA, (Pasadena Portfolio), Essential Housing Revenue, Social Bonds, 3.00%, 12/1/56(6)	9,930	6,162,558
Indiana Finance Authority, (CHF-Tippecanoe, LLC - Student Housing), 5.00%, 6/1/53	2,300	2,205,079
Maryland Economic Development Corp., (Morgan State University), Student Housing Revenue:
5.00%, 7/1/56	1,750	1,689,747
5.75%, 7/1/53	2,000	2,087,740
Massachusetts Housing Finance Agency, (Mill Road Apartments), 4.53%, (SIFMA + 0.55%), 11/1/23 (Put Date), 11/1/48(7)	3,890	3,890,000
Missouri Housing Development Commission, SFMR:
(FHLMC), (FNMA), (GNMA), 3.30%, 12/1/47	1,395	1,243,246
(FHLMC), (FNMA), (GNMA), 3.40%, 11/1/46	2,332	2,152,283
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, (FHLMC), (FNMA), (GNMA), 4.45%, 9/1/48	1,490	1,353,918
New York City Housing Development Corp., NY, 2.60%, 11/1/46	3,000	1,899,570
North Carolina Housing Finance Agency, (FHLMC), (FNMA), (GNMA), Social Bonds, 4.35%, 7/1/43	4,000	3,736,000
Pennsylvania Housing Finance Agency, SFMR, Social Bonds, 5.00%, 10/1/50	7,335	7,049,522
Texas Student Housing Corp., (University of Northern Texas), 6.85%, 7/1/31(8)	10,640	10,427,200
Utah State University, 4.00%, 4/1/48	10,875	9,233,854
		$ 71,576,625
Industrial Development Revenue — 2.5%
Montgomery County Industrial Development Authority, PA, (Constellation Energy Generation, LLC), 4.10% to 4/3/28 (Put Date), 4/1/53	$750	$ 748,170

18
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Industrial Development Revenue (continued)
New York Transportation Development Corp., (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment):
(AMT), 4.375%, 10/1/45	$31,500	$ 27,482,805
(AMT), 5.00%, 10/1/40	41,585	39,973,166
Pennsylvania Economic Development Financing Authority, (Republic Services, Inc.), (AMT), 4.10% to 10/16/23 (Put Date), 4/1/49	10,000	9,997,700
Rockdale County Development Authority, GA, (Pratt Paper, LLC), (AMT), 4.00%, 1/1/38(6)	3,350	3,082,067
South Carolina Jobs-Economic Development Authority, (International Paper Co.), (AMT), 4.00% to 4/1/26 (Put Date), 4/1/33	5,000	4,956,700
Vermont Economic Development Authority, (Casella Waste Systems, Inc.), (AMT), 4.625% to 4/3/28 (Put Date), 4/1/36(6)	475	464,165
Warren County, MS, (International Paper Co.), 1.375% to 6/16/25 (Put Date), 5/1/34	4,000	3,805,360
		$ 90,510,133
Insured - Electric Utilities — 0.2%
Brownsville, TX, Utility System Revenue, (BAM), 5.00%, 9/1/51	$1,195	$ 1,187,065
Garland, TX, Electric Utility System Revenue, (AGM), 4.25%, 3/1/48	1,750	1,570,608
Omaha Public Power District, NE, (AGM), 4.00%, 2/1/51	4,080	3,559,759
		$ 6,317,432
Insured - Escrowed/Prerefunded — 1.0%
North Texas Tollway Authority, (AGC), Prerefunded to 1/1/25, 6.20%, 1/1/42	$37,070	$ 38,057,174
		$ 38,057,174
Insured - General Obligations — 1.0%
Clark County School District, NV, (AGM), 4.25%, 6/15/41	$5,000	$ 4,709,400
Ellis County Unified School District No. 489, KS, (AGM), 5.00%, 9/1/47	13,600	13,732,192
Lumberton Municipal Utility District, TX, (AGM), 3.00%, 8/15/52	5,045	3,194,847
Nassau County, NY, (AGM), 5.00%, 4/1/49	10,335	10,624,173
Waller Independent School District, TX, (BAM), 4.00%, 2/15/48	5,835	4,884,362
		$ 37,144,974
Security	Principal Amount (000's omitted)	Value
Insured - Hospital — 0.0%(9)
California Statewide Communities Development Authority, (Enloe Medical Center), (AGM), 5.25%, 8/15/52	$800	$ 833,504
		$ 833,504
Insured - Lease Revenue/Certificates of Participation — 0.2%
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, (AGM), 4.00%, 6/1/39	$8,000	$ 7,260,160
		$ 7,260,160
Insured - Other Revenue — 0.0%(9)
Hudson Yards Infrastructure Corp., NY, (AGM), 4.00%, 2/15/47	$1,530	$ 1,375,072
		$ 1,375,072
Insured - Special Tax Revenue — 1.5%
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$58,155	$ 32,191,119
Massachusetts, Dedicated Tax Revenue:
(NPFG), 5.50%, 1/1/29	11,000	11,953,480
(NPFG), 5.50%, 1/1/30	3,080	3,374,756
Metropolitan Pier and Exposition Authority, IL, (McCormick Place), (BAM), 4.00%, 12/15/42	10,440	9,101,383
		$ 56,620,738
Insured - Transportation — 1.1%
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	$13,335	$ 6,661,099
Houston, TX, Airport System Revenue, (AGM), (AMT), 5.25%, 7/1/48	12,000	12,216,240
Kansas City Industrial Development Authority, MO, (Kansas City International Airport Terminal Modernization), (AGM), (AMT), 5.00%, 3/1/49	10,000	9,916,700
Love Field Airport Modernization Corp., TX, (AGM), (AMT), 4.00%, 11/1/37	4,000	3,677,800
Metropolitan Transportation Authority, NY, Green Bonds, (AGM), 4.00%, 11/15/48	8,900	7,784,652
		$ 40,256,491
Insured - Water and Sewer — 0.3%
Pittsburg Public Financing Authority, CA, Water Revenue, (AGM), 5.00%, 8/1/52	$10,000	$ 10,195,900
		$ 10,195,900

19
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Lease Revenue/Certificates of Participation — 3.7%
Battery Park City Authority, NY, Sustainability Bonds, 5.00%, 11/1/48	$12,000	$ 12,468,720
California Public Works Board, 5.00%, 9/1/35(4)	7,000	7,729,540
Colorado, Certificates of Participation, 6.00%, 12/15/40	5,045	5,722,443
Hampton Roads Transportation Accountability Commission, VA, 4.00%, 7/1/57	5,000	4,379,500
Maryland Stadium Authority, Built to Learn Revenue:
4.00%, 6/1/47	5,595	4,859,705
4.00%, 6/1/52	6,255	5,349,902
Michigan Building Authority, 5.00%, 10/15/45	7,160	7,212,340
New Jersey Economic Development Authority, (Portal North Bridge), 5.25%, 11/1/47	12,700	13,158,216
New Jersey Transportation Trust Fund Authority, (Transportation Program):
4.25%, 6/15/44	3,600	3,313,692
5.00%, 6/15/50	20,500	20,552,275
2019 Series AA, 5.25%, 6/15/43	10,000	10,188,600
2019 Series BB, 4.00%, 6/15/50	17,575	14,902,721
2020 Series AA, 4.00%, 6/15/50	15,000	13,056,750
2022 Series CC, 5.25%, 6/15/43	5,750	6,012,545
New Jersey Transportation Trust Fund Authority, (Transportation System), 5.00%, 6/15/38	5,000	5,229,450
Virginia College Building Authority, (21st Century College and Equipment Programs), 5.00%, 2/1/34	1,735	1,913,722
Virginia Port Authority, 5.00%, 7/1/41	1,690	1,802,317
		$ 137,852,438
Nursing Home — 0.1%
Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	$2,205	$ 2,207,271
		$ 2,207,271
Other Revenue — 3.3%
Black Belt Energy Gas District, AL, 5.25% to 10/1/30 (Put Date), 1/1/54	$11,250	$ 11,363,625
Buckeye Tobacco Settlement Financing Authority, OH, 5.00%, 6/1/55	38,960	33,609,623
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(8)	250	45,000
Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.25%, 12/1/38	750	724,838
Golden State Tobacco Securitization Corp., CA, 5.00%, 6/1/51	4,900	4,978,449
Kalispel Tribe of Indians, WA:
Series A, 5.25%, 1/1/38(6)	1,865	1,905,899
Series B, 5.25%, 1/1/38(6)	1,000	1,021,930
Security	Principal Amount (000's omitted)	Value
Other Revenue (continued)
Main Street Natural Gas, Inc., GA, Gas Supply Revenue:
5.00% to 9/1/30 (Put Date), 9/1/53	$10,000	$ 10,110,166
5.00% to 12/1/30 (Put Date), 12/1/54	17,750	17,594,510
5.00% to 6/1/31 (Put Date), 12/1/53	12,500	12,649,875
Minnesota Municipal Gas Agency, (Liq: Royal Bank of Canada), 4.558%, (67% of SOFR + 1.00%), 12/1/52(7)	12,500	12,231,875
Patriots Energy Group Financing Agency, SC, Gas Supply Revenue, 5.25% to 8/1/31 (Put Date), 10/1/54	4,750	4,784,010
Texas Municipal Gas Acquisition and Supply Corp. I, Gas Supply Revenue, 6.25%, 12/15/26	11,645	11,890,593
		$ 122,910,393
Senior Living/Life Care — 1.3%
California Public Finance Authority, (Enso Village):
Green Bonds, 2.125%, 11/15/27(6)	$1,155	$ 1,107,876
Green Bonds, 2.375%, 11/15/28(6)	970	921,888
Clackamas County Hospital Facility Authority, OR, (Rose Villa):
5.25%, 11/15/50	250	217,812
5.375%, 11/15/55	225	196,175
New Hope Cultural Education Facilities Finance Corp., TX, (Longhorn Village), 5.00%, 1/1/47	8,000	6,687,600
Palm Beach County Health Facilities Authority, FL, (Green Cay Life Plan Village), 11.50%, 7/1/27(6)	5,550	6,021,528
Palm Beach County Health Facilities Authority, FL, (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4.25%, 6/1/56	4,440	3,035,140
Public Finance Authority, WI, (Searstone CCRC), 3.00%, 6/1/28(6)	17,410	15,821,512
South Carolina Jobs-Economic Development Authority, (Seafields Kiawah Island Project), 5.25%, 11/15/28	10,000	9,845,400
Tarrant County Cultural Education Facilities Finance Corp., TX, (MRC Stevenson Oaks):
6.625%, 11/15/41	730	657,204
6.75%, 11/15/51	3,250	2,810,600
6.875%, 11/15/55	200	174,114
		$ 47,496,849
Special Tax Revenue — 10.0%
Central Puget Sound Regional Transit Authority, WA, Sales and Motor Vehicle Excise Tax Revenue:
Green Bonds, 4.00%, 11/1/46	$11,825	$ 10,505,685
Green Bonds, 5.00%, 11/1/41	13,840	14,029,885
Dallas Area Rapid Transit, TX, Sales Tax Revenue:
3.00%, 12/1/47	7,825	5,325,617

20
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Special Tax Revenue (continued)
Dallas Area Rapid Transit, TX, Sales Tax Revenue: (continued)
4.00%, 12/1/51	$3,820	$ 3,275,917
District of Columbia, Income Tax Revenue, 5.50%, 7/1/47	10,000	10,801,100
Houston, TX, Hotel Occupancy Tax and Special Revenue, 3.00%, 9/1/33	140	121,374
Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 7/1/44	15,060	16,016,762
Massachusetts Bay Transportation Authority, Sales Tax Revenue:
4.00%, 7/1/48	5,405	4,811,477
4.00%, 7/1/51	12,705	11,118,145
5.00%, 7/1/44	9,500	9,518,240
Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion):
4.00%, 6/15/50	12,060	9,785,966
5.00%, 6/15/50	2,465	2,383,113
5.00%, 6/15/57	2,000	1,916,180
Metropolitan Transportation Authority, NY, (Payroll Mobility Tax Revenue), 5.00%, 5/15/52	8,945	9,311,208
Michigan Trunk Line Fund:
4.00%, 11/15/45	9,925	8,936,669
5.00%, 11/15/46	18,000	18,592,920
New River Community Development District, FL, (Capital Improvements):
5.00%, 5/1/13(8)	230	0
5.35%, 5/1/38(8)	80	0
5.75%, 5/1/38	325	327,359
New York City Transitional Finance Authority, NY, Future Tax Revenue:
4.00%, 11/1/38	5,000	4,734,850
5.00%, 8/1/38	10,000	10,121,300
5.00%, 11/1/46	1,095	1,117,480
5.00%, 11/1/46(1)	13,000	13,266,890
5.00%, 5/1/53	10,000	10,131,400
(SPA: JPMorgan Chase Bank, N.A.), 4.75%, 11/1/36(5)	7,000	7,000,000
(SPA: JPMorgan Chase Bank, N.A.), 4.75%, 8/1/39(5)	5,100	5,100,000
(SPA: JPMorgan Chase Bank, N.A.), 4.75%, 8/1/42(5)	7,300	7,300,000
(SPA: JPMorgan Chase Bank, N.A.), 4.75%, 2/1/45(5)	3,510	3,510,000
New York Dormitory Authority, Personal Income Tax Revenue:
4.00%, 3/15/39	10,000	9,385,000
4.00%, 3/15/40	10,000	9,303,500
4.00%, 2/15/47	15,220	13,524,796
New York Dormitory Authority, Sales Tax Revenue:
4.00%, 3/15/43	7,500	6,758,625
Security	Principal Amount (000's omitted)	Value
Special Tax Revenue (continued)
New York Dormitory Authority, Sales Tax Revenue: (continued)
4.00%, 3/15/49	$5,000	$ 4,327,600
5.00%, 3/15/35	7,840	8,004,248
New York State Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/49	25,000	25,417,250
New York State Urban Development Corp., Sales Tax Revenue, 4.00%, 3/15/46	4,950	4,402,184
New York Thruway Authority, Personal Income Tax Revenue, 4.00%, 3/15/44	5,000	4,485,000
Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue, 4.00%, 12/1/51	5,000	4,318,100
Puerto Rico Sales Tax Financing Corp.:
0.00%, 7/1/46	19,385	5,021,297
5.00%, 7/1/58	38,291	34,733,000
Southeastern Pennsylvania Transportation Authority, 5.25%, 6/1/47	13,000	13,593,320
Southern Hills Plantation I Community Development District, FL:
Series A1, 5.80%, 5/1/35	380	346,849
Series A2, 5.80%, 5/1/35(8)	310	202,287
Sterling Hill Community Development District, FL, 6.20%, 5/1/35(8)	1,532	781,140
Triborough Bridge and Tunnel Authority, NY, 5.00%, 5/15/47	8,240	8,406,201
Triborough Bridge and Tunnel Authority, NY, Sales Tax Revenue, 4.00%, 5/15/48	5,000	4,442,250
Washington Metropolitan Area Transit Authority, D.C., Sustainability Bonds, 5.25%, 7/15/53	10,000	10,493,400
		$ 367,005,584
Student Loan — 0.1%
New Jersey Higher Education Student Assistance Authority, Series 2015-1A, (AMT), 4.00%, 12/1/28	$1,840	$ 1,836,430
		$ 1,836,430
Transportation — 21.2%
Allegheny County Airport Authority, PA, (Pittsburgh International Airport):
(AMT), 4.00%, 1/1/39	$9,000	$ 8,012,610
(AMT), 5.00%, 1/1/51	12,775	12,540,195
Atlanta, GA, Airport Revenue:
Green Bonds, 5.00%, 7/1/44	7,000	7,276,640
Green Bonds, (AMT), 5.25%, 7/1/42	6,450	6,707,161

21
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Transportation (continued)
Austin, TX, Airport System Revenue, (AMT), 5.00%, 11/15/38	$6,175	$ 6,202,911
Charlotte, NC, (Charlotte Douglas International Airport), 5.00%, 7/1/48(1)	4,000	4,123,320
Chicago, IL, (Midway International Airport):
5.00%, 1/1/41	6,000	5,990,940
(AMT), 5.00%, 1/1/34	5,250	5,223,908
(AMT), 5.00%, 1/1/41	9,985	9,833,927
Chicago, IL, (O'Hare International Airport):
4.00%, 1/1/44	9,500	8,552,090
5.00%, 1/1/36	6,000	6,076,380
(AMT), 5.00%, 1/1/34	12,500	12,487,375
(AMT), 5.00%, 1/1/47	16,450	16,094,680
(AMT), 5.00%, 1/1/53	14,370	14,245,556
(AMT), 5.25%, 1/1/53	10,500	10,583,055
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport):
4.00%, 11/1/45	10,000	8,909,700
5.00%, 11/1/47	3,625	3,658,676
5.25%, 11/1/31	10,395	10,403,940
(AMT), 5.25%, 11/1/30	11,015	11,019,186
Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/40	5,000	5,003,450
Denver City and County, CO, Airport System Revenue:
(AMT), 4.00%, 12/1/43	5,000	4,369,050
(AMT), 5.00%, 12/1/35	5,000	5,083,050
(AMT), 5.00%, 12/1/38	10,000	10,016,200
(AMT), 5.00%, 11/15/42	9,575	9,655,717
(AMT), 5.00%, 11/15/53	5,835	5,783,944
Hawaii, Airports System Revenue:
(AMT), 5.00%, 7/1/43	3,900	3,837,093
(AMT), 5.00%, 7/1/45	18,575	18,508,873
(AMT), 5.00%, 7/1/47	12,500	12,461,750
Illinois Toll Highway Authority:
4.00%, 1/1/46	10,185	9,033,484
5.25%, 1/1/43	16,835	17,711,935
Indianapolis Local Public Improvement Bond Bank, IN, (Indianapolis Airport Authority):
(AMT), 5.25%, 1/1/40	5,000	5,143,600
(AMT), 5.25%, 1/1/41	3,255	3,337,352
Kansas City Industrial Development Authority, MO, (Kansas City International Airport Terminal Modernization):
(AMT), 5.00%, 3/1/38	13,500	13,495,950
(AMT), 5.00%, 3/1/46	6,400	6,290,688
(AMT), 5.00%, 3/1/54	4,835	4,726,454
Security	Principal Amount (000's omitted)	Value
Transportation (continued)
Lee County, FL, Airport Revenue, (AMT), 5.00%, 10/1/46	$6,775	$ 6,657,996
Los Angeles Department of Airports, CA, (Los Angeles International Airport):
(AMT), 5.00%, 5/15/46	19,935	19,883,767
Green Bonds, (AMT), 5.00%, 5/15/47	17,855	17,922,849
Massachusetts Port Authority:
(AMT), 4.00%, 7/1/46	12,465	10,551,249
(AMT), 5.00%, 7/1/43	8,000	7,989,120
Massachusetts, (Rail Enhancement and Accelerated Bidge Program), 5.00%, 6/1/47	18,000	18,237,960
Massachusetts, (Rail Enhancement Program), Sustainablility Bonds, 5.00%, 6/1/53(1)(4)	16,500	17,170,395
Metropolitan Nashville Airport Authority, TN:
(AMT), 5.00%, 7/1/49	10,500	10,307,850
(AMT), 5.25%, 7/1/47	10,750	10,936,297
Metropolitan Transportation Authority, NY, Green Bonds, 4.75%, 11/15/45	3,050	2,844,125
Metropolitan Washington Airports Authority, D.C.:
(LOC: TD Bank, N.A.), 3.90%, 10/1/39(3)	7,150	7,150,000
(LOC: TD Bank, N.A.), 3.90%, 10/1/40(3)	2,690	2,690,000
(AMT), 5.00%, 10/1/43	5,200	5,115,916
(AMT), 5.00%, 10/1/44	10,500	10,503,255
New Jersey Turnpike Authority, 4.50%, 1/1/48	8,000	7,705,440
New York Thruway Authority, 4.00%, 1/1/44	10,000	8,924,400
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment):
(AMT), 5.00%, 7/1/46	25,865	24,618,824
(AMT), 5.25%, 1/1/50	1,180	1,158,170
New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), (AMT), 5.00%, 12/1/29	10,000	10,258,000
North Texas Tollway Authority:
4.125%, 1/1/39	10,215	9,636,627
5.00%, 1/1/48	10,000	9,847,800
Oregon Department of Transportation:
4.00%, 11/15/42	11,730	10,875,235
5.25%, 11/15/47	8,175	8,638,686
Pennsylvania Economic Development Financing Authority, (PennDOT Major Bridges Package One), (AMT), 5.75%, 6/30/48	16,090	16,815,176
Pennsylvania Turnpike Commission:
5.00%, 12/1/44	4,845	4,849,554
5.00%, 12/1/48	10,000	10,253,500
(LOC: TD Bank, N.A.), 3.85%, 12/1/38(3)	10,000	10,000,000
(LOC: TD Bank, N.A.), 3.85%, 12/1/39(3)	8,700	8,700,000

22
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Transportation (continued)
Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 7/1/47	$4,595	$ 4,512,152
Phoenix Civic Improvement Corp., AZ, Airport Revenue:
(AMT), 5.00%, 7/1/42	6,250	6,246,812
(AMT), 5.00%, 7/1/49	10,400	10,327,304
Port Authority of New York and New Jersey:
5.00%, 9/1/37	6,000	6,256,500
(AMT), 5.00%, 7/15/39	5,000	5,152,150
(AMT), 5.00%, 12/1/44	4,500	4,548,375
Port of Portland, OR, (Portland International Airport):
(AMT), 4.00%, 7/1/50	5,000	4,200,550
(AMT), 5.00%, 7/1/44	8,000	7,985,280
(AMT), 5.00%, 7/1/45	12,260	12,275,325
Green Bonds, (AMT), 5.25%, 7/1/43	17,000	17,402,050
Port of Seattle, WA:
(AMT), 4.00%, 5/1/43	5,000	4,340,450
(AMT), 5.00%, 5/1/43	5,500	5,425,915
(AMT), 5.00%, 4/1/44	9,870	9,817,097
Salt Lake City, UT, (Salt Lake City International Airport):
(AMT), 5.00%, 7/1/42	17,330	17,052,027
(AMT), 5.00%, 7/1/43	3,165	3,113,949
(AMT), 5.00%, 7/1/46	15,975	15,847,839
(AMT), 5.00%, 7/1/47	6,500	6,382,805
(AMT), 5.25%, 7/1/48	16,260	16,371,869
San Francisco City and County Airport Commission, CA, (San Francisco International Airport), (AMT), 5.00%, 5/1/49	5,000	4,965,350
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Project), (AMT), 5.50%, 12/31/58	9,940	10,136,812
Triborough Bridge and Tunnel Authority, NY, 5.00%, 11/15/41	9,000	9,091,170
Virginia Small Business Financing Authority, (95 Express Lanes, LLC), (AMT), 4.00%, 1/1/39	7,220	6,528,035
		$ 780,622,847
Water and Sewer — 4.2%
Austin, TX, Water and Wastewater System Revenue, 5.00%, 11/15/47	$4,000	$ 4,095,560
Charleston, SC, Waterworks and Sewer System Revenue, 5.00%, 1/1/49	4,365	4,489,926
Corpus Christi, TX, Utility System Revenue, 4.00%, 7/15/48	5,305	4,523,308
District of Columbia Water and Sewer Authority, 4.00%, 10/1/51	10,935	9,717,935
Eugene, OR, Water Utility System Revenue, 5.00%, 8/1/48	5,440	5,630,672
Security	Principal Amount (000's omitted)	Value
Water and Sewer (continued)
Gilbert Water Resources Municipal Property Corp., AZ, Green Bonds, 4.00%, 7/15/47	$3,000	$ 2,691,120
Kansas City, MO, Sanitary Sewer System Revenue, 4.00%, 1/1/48	4,000	3,508,280
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/33	8,095	8,136,365
New York City Municipal Water Finance Authority, NY, (Water and Sewer System):
4.00%, 6/15/49	10,000	8,766,500
5.00%, 6/15/47(1)	8,000	8,200,080
5.00%, 6/15/51	5,000	5,090,650
5.25%, 6/15/48(4)	13,500	14,192,280
(SPA: Barclays Bank PLC), 4.80%, 6/15/53(5)	1,600	1,600,000
(SPA: JPMorgan Chase Bank, N.A.), 4.75%, 6/15/43(5)	5,875	5,875,000
(SPA: JPMorgan Chase Bank, N.A.), 4.75%, 6/15/50(5)	5,330	5,330,000
(SPA: JPMorgan Chase Bank, N.A.), 4.75%, 6/15/50(5)	2,085	2,085,000
(SPA: State Street Bank & Trust Co.), 4.55%, 6/15/41(5)	1,500	1,500,000
Philadelphia, PA, Water and Wastewater Revenue, 5.00%, 10/1/43	5,000	5,083,750
San Mateo-Foster City Public Financing Authority, CA, (Clean Water Program), 5.00%, 8/1/49	23,445	24,262,293
Sarasota County, FL, Utility System Revenue, 5.25%, 10/1/52	15,000	15,873,450
Seattle, WA, Water System Revenue, Green Bonds, 5.00%, 9/1/52	8,610	8,887,070
Tacoma, WA, Sewer Revenue, 4.00%, 12/1/48	5,190	4,517,999
Texas Water Development Board, 4.00%, 10/15/49	2,500	2,198,125
		$ 156,255,363
Total Tax-Exempt Municipal Obligations (identified cost $3,554,314,044)		$3,448,093,792

Taxable Municipal Obligations — 6.8%
Security	Principal Amount (000's omitted)	Value
Cogeneration — 0.0%(9)
Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(2)	$7,517	$ 1,353,032
		$ 1,353,032

23
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Education — 0.1%
San Antonio Education Facilities Corp., TX, (University of the Incarnate Word):
2.65%, 4/1/30	$1,100	$ 873,070
3.15%, 4/1/37	1,750	1,221,833
		$ 2,094,903
General Obligations — 0.5%
Lakeside School District No. 9, AR:
1.65%, 4/1/36	$1,115	$ 716,376
1.90%, 4/1/39	750	450,233
Los Angeles Community College District, CA, 1.806%, 8/1/30	15,000	12,236,550
Puerto Rico, GO Contingent Value Instrument, 0.00%, 11/1/43	7,122	3,703,381
		$ 17,106,540
Hospital — 1.1%
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$34,250	$ 33,880,785
New Mexico Hospital Equipment Loan Council, (Presbyterian Healthcare Services), (SPA: JPMorgan Chase Bank, N.A.), 5.35%, 8/1/42(5)	5,000	5,000,000
		$ 38,880,785
Housing — 1.5%
Maine Housing Authority:
(SPA: Barclays Bank PLC), 5.37%, 11/15/52(3)	$27,210	$ 27,210,000
(SPA: TD Bank, N.A.), 5.37%, 11/15/50(3)	7,140	7,140,000
North Dakota Housing Finance Agency, (SPA: TD Bank, N.A.), 5.35%, 1/1/47(3)	22,000	22,000,000
		$ 56,350,000
Industrial Development Revenue — 0.1%
JobsOhio Beverage System, OH, 4.433%, 1/1/33	$5,000	$ 4,813,050
		$ 4,813,050
Insured - General Obligations — 0.0%(9)
Westland Tax Increment Finance Authority, MI:
(AGM), 2.31%, 4/1/33	$1,165	$ 898,891
(AGM), 2.41%, 4/1/34	195	147,960
		$ 1,046,851
Insured - Transportation — 1.3%
Alameda Corridor Transportation Authority, CA:
(AMBAC), 0.00%, 10/1/26	$22,500	$ 19,096,200
Security	Principal Amount (000's omitted)	Value
Insured - Transportation (continued)
Alameda Corridor Transportation Authority, CA: (continued)
(AMBAC), 0.00%, 10/1/27	$34,390	$ 27,679,479
		$ 46,775,679
Lease Revenue/Certificates of Participation — 0.3%
New York City Transitional Finance Authority, NY, (Building Aid), 3.23%, 7/15/24	$10,000	$ 9,817,200
		$ 9,817,200
Other Revenue — 0.6%
Golden State Tobacco Securitization Corp., CA, 3.714%, 6/1/41	$28,000	$ 19,691,000
Santa Cruz County, CA, Pension Obligation Bonds, 2.291%, 6/1/33	3,000	2,232,120
		$ 21,923,120
Senior Living/Life Care — 0.0%(9)
Montgomery County Industrial Development Authority, PA, (ACTS Retirement-Life Communities, Inc. Obligated Group), 2.45%, 11/15/23	$1,250	$ 1,244,463
		$ 1,244,463
Transportation — 0.4%
Foothill/Eastern Transportation Corridor Agency, CA, 4.094%, 1/15/49	$20,856	$ 15,967,145
		$ 15,967,145
Water and Sewer — 0.9%
Metropolitan Water District of Southern California, (SPA: TD Bank, N.A.), 5.33%, 7/1/37(3)	$33,350	$ 33,350,000
		$ 33,350,000
Total Taxable Municipal Obligations (identified cost $269,298,280)		$ 250,722,768
Total Investments — 101.6% (identified cost $3,866,539,561)		$3,742,555,210
Other Assets, Less Liabilities — (1.6)%		$ (59,424,425)
Net Assets — 100.0%		$3,683,130,785

24
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2023
Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).
(2)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(3)	Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, is determined by the remarketing agent and represents the rate in effect at September 30, 2023.
(4)	When-issued security.
(5)	Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at September 30, 2023.
(6)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $54,955,331 or 1.5% of the Fund's net assets.
(7)	Floating rate security. The stated interest rate represents the rate in effect at September 30, 2023.
(8)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.
(9)	Amount is less than 0.05%.
At September 30, 2023, the concentration of the Fund’s investments in the various states and territories, determined as a percentage of net assets, is as follows:
New York	14.5%
California	13.9%
Texas	12.3%
Others, representing less than 10% individually	59.7%
The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2023, 6.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.4% to 3.3% of total investments.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. Long Treasury Bond	(925)	Short	12/19/23	$(105,247,656)	$ 4,363,160
					$4,363,160
Abbreviations:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– AMBAC Financial Group, Inc.
AMT	– Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BAM	– Build America Mutual Assurance Co.
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GNMA	– Government National Mortgage Association
Liq	– Liquidity Provider
LOC	– Letter of Credit
NPFG	– National Public Finance Guarantee Corp.
PSF	– Permanent School Fund
SFMR	– Single Family Mortgage Revenue
SIFMA	– Securities Industry and Financial Markets Association Municipal Swap Index
SOFR	– Secured Overnight Financing Rate

SPA	– Standby Bond Purchase Agreement

25
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2023
Statements of Assets and Liabilities

	September 30, 2023
	AMT-Free Fund	National Fund
Assets
Investments:
Identified cost	$ 229,659,764	$ 3,866,539,561
Unrealized depreciation	(7,001,800)	(123,984,351)
Investments, at value	$222,657,964	$3,742,555,210
Cash	$ 2,173,356	$ 5,953,812
Deposits for derivatives collateral — futures contracts	—	4,053,599
Interest receivable	2,974,366	46,991,028
Receivable for investments sold	1,100,000	65,572,706
Receivable for Fund shares sold	82,064	18,051,327
Trustees' deferred compensation plan	95,316	394,044
Due from broker for floating rate notes issued	—	22,800,000
Total assets	$229,083,066	$3,906,371,726
Liabilities
Payable for floating rate notes issued	$ 7,749,960	$ 54,807,640
Due to broker for floating rate notes redeemed	—	28,000,000
Payable for investments purchased	—	48,844,717
Payable for when-issued securities	—	66,060,572
Payable for Fund shares redeemed	377,326	20,420,745
Payable for variation margin on open futures contracts	—	260,156
Distributions payable	106,828	2,161,527
Payable to affiliates:
Investment adviser fee	81,650	1,023,581
Distribution and service fees	24,057	276,175
Trustees' deferred compensation plan	95,316	394,044
Interest expense and fees payable	88,917	294,951
Accrued expenses	118,217	696,833
Total liabilities	$ 8,642,271	$ 223,240,941
Net Assets	$220,440,795	$3,683,130,785
Sources of Net Assets
Paid-in capital	$ 277,223,751	$ 4,231,258,722
Accumulated loss	(56,782,956)	(548,127,937)
Net Assets	$220,440,795	$3,683,130,785
Class A Shares
Net Assets	$ 100,834,733	$ 1,126,345,458
Shares Outstanding	13,230,691	128,746,049
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 7.62	$ 8.75
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 7.88	$ 9.04
Class C Shares
Net Assets	$ 3,257,739	$ 45,669,945
Shares Outstanding	429,951	5,220,791
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 7.58	$ 8.75
26
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2023
Statements of Assets and Liabilities — continued

	September 30, 2023
	AMT-Free Fund	National Fund
Class I Shares
Net Assets	$116,348,323	$2,511,115,382
Shares Outstanding	13,980,543	287,080,214
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.32	$ 8.75
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
27
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2023
Statements of Operations

	Year Ended September 30, 2023
	AMT-Free Fund	National Fund
Investment Income
Interest income	$ 10,893,239	$ 154,300,868
Total investment income	$10,893,239	$154,300,868
Expenses
Investment adviser fee	$ 1,039,448	$ 11,505,693
Distribution and service fees:
Class A	280,721	2,951,633
Class C	42,355	522,765
Trustees’ fees and expenses	16,255	108,500
Custodian fee	57,614	621,253
Transfer and dividend disbursing agent fees	89,809	1,438,663
Legal and accounting services	71,599	199,852
Printing and postage	10,935	143,922
Registration fees	77,293	305,021
Interest expense and fees	409,003	2,673,804
Miscellaneous	43,944	191,824
Total expenses	$ 2,138,976	$ 20,662,930
Net investment income	$ 8,754,263	$133,637,938
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (5,868,207)	$ (67,945,101)
Futures contracts	—	18,630,246
Net realized loss	$ (5,868,207)	$ (49,314,855)
Change in unrealized appreciation (depreciation):
Investments	$ 1,277,150	$ 10,167,551
Futures contracts	—	(5,724,409)
Net change in unrealized appreciation (depreciation)	$ 1,277,150	$ 4,443,142
Net realized and unrealized loss	$ (4,591,057)	$ (44,871,713)
Net increase in net assets from operations	$ 4,163,206	$ 88,766,225
28
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30, 2023
	AMT-Free Fund	National Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 8,754,263	$ 133,637,938
Net realized loss	(5,868,207)	(49,314,855)
Net change in unrealized appreciation (depreciation)	1,277,150	4,443,142
Net increase in net assets from operations	$ 4,163,206	$ 88,766,225
Distributions to shareholders:
Class A	$ (3,899,645)	$ (43,200,549)
Class C	(114,999)	(1,519,512)
Class I	(4,682,937)	(86,466,621)
Total distributions to shareholders	$ (8,697,581)	$ (131,186,682)
Transactions in shares of beneficial interest:
Class A	$ (11,277,440)	$ (49,788,169)
Class C	(1,635,102)	(10,052,301)
Class I	(418,520)	658,700,475
Net increase (decrease) in net assets from Fund share transactions	$ (13,331,062)	$ 598,860,005
Net increase (decrease) in net assets	$ (17,865,437)	$ 556,439,548
Net Assets
At beginning of year	$ 238,306,232	$ 3,126,691,237
At end of year	$220,440,795	$3,683,130,785
29
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2023
Statements of Changes in Net Assets — continued

	Year Ended September 30, 2022
	AMT-Free Fund	National Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 8,148,480	$ 87,317,787
Net realized loss	(18,029,404)	(232,773,288)
Net change in unrealized appreciation (depreciation)	(33,643,392)	(323,814,828)
Net decrease in net assets from operations	$ (43,524,316)	$ (469,270,329)
Distributions to shareholders:
Class A	$ (3,726,887)	$ (34,992,231)
Class C	(137,551)	(1,325,303)
Class I	(4,457,845)	(58,955,993)
Total distributions to shareholders	$ (8,322,283)	$ (95,273,527)
Transactions in shares of beneficial interest:
Class A	$ (20,210,316)	$ (162,612,967)
Class C	(2,892,659)	(27,668,849)
Class I	(37,743,092)	(118,929,047)
Net decrease in net assets from Fund share transactions	$ (60,846,067)	$ (309,210,863)
Net decrease in net assets	$(112,692,666)	$ (873,754,719)
Net Assets
At beginning of year	$ 350,998,898	$ 4,000,445,956
At end of year	$ 238,306,232	$3,126,691,237
30
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2023
Financial Highlights

	AMT-Free Fund — Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.790	$ 9.290	$ 9.250	$ 9.250	$ 8.870
Income (Loss) From Operations
Net investment income(1)	$ 0.280	$ 0.227	$ 0.236	$ 0.274	$ 0.317
Net realized and unrealized gain (loss)	(0.171)	(1.495)	0.053	0.011 (2)	0.381
Total income (loss) from operations	$ 0.109	$ (1.268)	$ 0.289	$ 0.285	$ 0.698
Less Distributions
From net investment income	$ (0.279)	$ (0.232)	$ (0.249)	$ (0.285)	$ (0.318)
Total distributions	$ (0.279)	$ (0.232)	$ (0.249)	$ (0.285)	$ (0.318)
Net asset value — End of year	$ 7.620	$ 7.790	$ 9.290	$ 9.250	$ 9.250
Total Return(3)	1.29%	(13.85)%	3.14%	3.12%	8.02%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$100,835	$113,933	$157,981	$158,729	$150,853
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.83%	0.79%	0.76%	0.78%	0.81%
Interest and fee expense(4)	0.17%	0.07%	0.04%	0.14%	0.23%
Total expenses	1.00%	0.86%	0.80%	0.92%	1.04%
Net investment income	3.50%	2.61%	2.53%	2.97%	3.51%
Portfolio Turnover	53%	60%	32%	58%	33%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
31
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2023
Financial Highlights — continued

	AMT-Free Fund — Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.740	$ 9.240	$ 9.200	$ 9.200	$ 8.820
Income (Loss) From Operations
Net investment income(1)	$ 0.219	$ 0.159	$ 0.167	$ 0.204	$ 0.249
Net realized and unrealized gain (loss)	(0.162)	(1.493)	0.051	0.011 (2)	0.380
Total income (loss) from operations	$ 0.057	$(1.334)	$ 0.218	$ 0.215	$ 0.629
Less Distributions
From net investment income	$ (0.217)	$ (0.166)	$ (0.178)	$ (0.215)	$ (0.249)
Total distributions	$(0.217)	$(0.166)	$(0.178)	$ (0.215)	$ (0.249)
Net asset value — End of year	$ 7.580	$ 7.740	$ 9.240	$ 9.200	$ 9.200
Total Return(3)	0.51%	(14.59)%	2.38%	2.36%	7.24%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 3,258	$ 4,906	$ 9,017	$15,094	$19,715
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.58%	1.54%	1.51%	1.53%	1.56%
Interest and fee expense(4)	0.17%	0.07%	0.04%	0.14%	0.23%
Total expenses	1.75%	1.61%	1.55%	1.67%	1.79%
Net investment income	2.74%	1.83%	1.80%	2.23%	2.78%
Portfolio Turnover	53%	60%	32%	58%	33%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
32
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2023
Financial Highlights — continued

	AMT-Free Fund — Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.500	$ 10.150	$ 10.110	$ 10.100	$ 9.680
Income (Loss) From Operations
Net investment income(1)	$ 0.328	$ 0.271	$ 0.283	$ 0.323	$ 0.370
Net realized and unrealized gain (loss)	(0.182)	(1.644)	0.055	0.023 (2)	0.422
Total income (loss) from operations	$ 0.146	$ (1.373)	$ 0.338	$ 0.346	$ 0.792
Less Distributions
From net investment income	$ (0.326)	$ (0.277)	$ (0.298)	$ (0.336)	$ (0.372)
Total distributions	$ (0.326)	$ (0.277)	$ (0.298)	$ (0.336)	$ (0.372)
Net asset value — End of year	$ 8.320	$ 8.500	$ 10.150	$ 10.110	$ 10.100
Total Return(3)	1.49%	(13.64)%	3.36%	3.48%	8.34%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$116,348	$119,467	$184,002	$168,113	$145,788
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.58%	0.54%	0.51%	0.53%	0.56%
Interest and fee expense(4)	0.17%	0.07%	0.04%	0.14%	0.23%
Total expenses	0.75%	0.61%	0.55%	0.67%	0.79%
Net investment income	3.75%	2.84%	2.77%	3.21%	3.76%
Portfolio Turnover	53%	60%	32%	58%	33%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
33
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2023
Financial Highlights — continued

	National Fund — Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.780	$ 10.310	$ 10.240	$ 10.140	$ 9.650
Income (Loss) From Operations
Net investment income(1)	$ 0.340	$ 0.224	$ 0.223	$ 0.265	$ 0.322
Net realized and unrealized gain (loss)	(0.037)	(1.507)	0.082	0.119	0.491
Total income (loss) from operations	$ 0.303	$ (1.283)	$ 0.305	$ 0.384	$ 0.813
Less Distributions
From net investment income	$ (0.333)	$ (0.247)	$ (0.235)	$ (0.284)	$ (0.323)
Total distributions	$ (0.333)	$ (0.247)	$ (0.235)	$ (0.284)	$ (0.323)
Net asset value — End of year	$ 8.750	$ 8.780	$ 10.310	$ 10.240	$ 10.140
Total Return(2)	3.38%	(12.62)%	2.99%	3.84%	8.57%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,126,345	$1,179,909	$1,558,418	$1,620,505	$1,605,407
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.67%	0.64%	0.61%	0.64%	0.68%
Interest and fee expense(3)	0.08%	0.03%	0.02%	0.05%	0.12%
Total expenses	0.75%	0.67%	0.63%	0.69%	0.80%
Net investment income	3.73%	2.30%	2.15%	2.61%	3.26%
Portfolio Turnover	86%	151%	56%	105%	89%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
34
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2023
Financial Highlights — continued

	National Fund — Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.780	$10.310	$ 10.240	$ 10.140	$ 9.650
Income (Loss) From Operations
Net investment income(1)	$ 0.271	$ 0.148	$ 0.146	$ 0.190	$ 0.252
Net realized and unrealized gain (loss)	(0.036)	(1.504)	0.081	0.119	0.488
Total income (loss) from operations	$ 0.235	$ (1.356)	$ 0.227	$ 0.309	$ 0.740
Less Distributions
From net investment income	$ (0.265)	$ (0.174)	$ (0.157)	$ (0.209)	$ (0.250)
Total distributions	$ (0.265)	$ (0.174)	$ (0.157)	$ (0.209)	$ (0.250)
Net asset value — End of year	$ 8.750	$ 8.780	$10.310	$ 10.240	$ 10.140
Total Return(2)	2.60%	(13.28)%	2.22%	3.08%	7.77%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$45,670	$55,558	$ 94,851	$131,330	$172,417
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.42%	1.39%	1.36%	1.39%	1.43%
Interest and fee expense(3)	0.08%	0.03%	0.02%	0.05%	0.12%
Total expenses	1.50%	1.42%	1.38%	1.44%	1.55%
Net investment income	2.98%	1.52%	1.41%	1.87%	2.57%
Portfolio Turnover	86%	151%	56%	105%	89%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
35
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2023
Financial Highlights — continued

	National Fund — Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.780	$ 10.310	$ 10.240	$ 10.140	$ 9.650
Income (Loss) From Operations
Net investment income(1)	$ 0.363	$ 0.248	$ 0.248	$ 0.289	$ 0.341
Net realized and unrealized gain (loss)	(0.037)	(1.507)	0.082	0.120	0.495
Total income (loss) from operations	$ 0.326	$ (1.259)	$ 0.330	$ 0.409	$ 0.836
Less Distributions
From net investment income	$ (0.356)	$ (0.271)	$ (0.260)	$ (0.309)	$ (0.346)
Total distributions	$ (0.356)	$ (0.271)	$ (0.260)	$ (0.309)	$ (0.346)
Net asset value — End of year	$ 8.750	$ 8.780	$ 10.310	$ 10.240	$ 10.140
Total Return(2)	3.64%	(12.40)%	3.24%	4.10%	8.83%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,511,115	$1,891,224	$2,347,177	$1,797,038	$1,348,563
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.42%	0.39%	0.36%	0.39%	0.43%
Interest and fee expense(3)	0.08%	0.03%	0.02%	0.05%	0.12%
Total expenses	0.50%	0.42%	0.38%	0.44%	0.55%
Net investment income	3.98%	2.55%	2.39%	2.85%	3.45%
Portfolio Turnover	86%	151%	56%	105%	89%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
36
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance AMT-Free Municipal Income Fund (AMT-Free Fund) and Eaton Vance National Municipal Income Fund (National Fund) (each individually referred to as the Fund, and collectively, the Funds) are a diversified series of Eaton Vance Mutual Funds Trust and Eaton Vance Municipals Trust, respectively (collectively, the Trusts). The Trusts are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies. Each Fund’s investment objective is to provide current income exempt from regular federal income tax. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated a Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions and Related Income—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.
C  Federal Taxes—Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. For National Fund, the portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.
As of September 30, 2023, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trusts are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Legal Fees—Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.
37

Eaton Vance
Municipal Income Funds
September 30, 2023
Notes to Financial Statements — continued

F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under each Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as a Trust) could be deemed to have personal liability for the obligations of the Trust. However, each Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
H  Floating Rate Notes Issued in Conjunction with Securities Held—The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 10) at September 30, 2023. Interest expense related to a Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At September 30, 2023, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:
	AMT-Free Fund	National Fund
Floating Rate Notes Outstanding	$ 7,749,960	$54,807,640
Interest Rate or Range of Interest Rates (%)	4.01 - 4.02	4.01 - 4.02
Collateral for Floating Rate Notes Outstanding	$10,155,720	$70,404,755
For the year ended September 30, 2023, the Funds’ average settled Floating Rate Notes outstanding and the average interest rate including fees were as follows:
	AMT-Free Fund	National Fund
Average Floating Rate Notes Outstanding	$11,370,986	$75,813,973
Average Interest Rate	3.60%	3.53%
In certain circumstances, the Funds may enter into shortfall and forbearance agreements with brokers by which a Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2023.
The Funds may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.
38

Eaton Vance
Municipal Income Funds
September 30, 2023
Notes to Financial Statements — continued

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Effective August 19, 2022, the Funds began operating under Rule 18f-4 under the 1940 Act, which, among other things, governs the use of derivative investments and certain financing transactions by registered investment companies. As of the date of this report, consistent with Rule 18f-4, the Funds have elected to treat their investments in residual interest bonds, along with similar financing transactions, as derivatives transactions subject to the Funds' value-at-risk (VaR)-based limits on leverage risk. The Funds may change this election (and elect to treat these investments and other similar financing transactions like bank borrowings subject to the asset coverage requirements of Section 18 of the 1940 Act) at any time. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.
I  Futures Contracts—Upon entering into a futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J  When-Issued Securities and Delayed Delivery Transactions—The Funds may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
2  Distributions to Shareholders and Income Tax Information
The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	AMT-Free Fund		National Fund
	Year Ended September 30,		Year Ended September 30,
	2023	2022	2023	2022
Tax-exempt income	$8,697,559	$8,322,283	$121,388,863	$87,321,107
Ordinary income	$ 22	$ —	$ 9,797,819	$ 7,952,420
39

Eaton Vance
Municipal Income Funds
September 30, 2023
Notes to Financial Statements — continued

As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
	AMT-Free Fund	National Fund
Undistributed tax-exempt income	$ 733,055	$ 2,377,573
Deferred capital losses	(50,463,234)	(418,278,332)
Net unrealized depreciation	(6,945,949)	(130,065,651)
Distributions payable	(106,828)	(2,161,527)
Accumulated loss	$(56,782,956)	$(548,127,937)
At September 30, 2023, the following Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of a Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:
	AMT-Free Fund	National Fund
Deferred capital losses:
Short-term	$26,756,879	$294,364,229
Long-term	$23,706,355	$123,914,103
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of each Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
	AMT-Free Fund	National Fund
Aggregate cost	$ 221,853,953	$3,817,813,221
Gross unrealized appreciation	$ 3,474,662	$ 20,837,754
Gross unrealized depreciation	(10,420,611)	(150,903,405)
Net unrealized depreciation	$ (6,945,949)	$ (130,065,651)
40

Eaton Vance
Municipal Income Funds
September 30, 2023
Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, for AMT-Free Fund and Boston Management and Research (BMR), an affiliate of EVM, for National Fund as compensation for management and investment advisory services rendered to each Fund. The investment adviser fee is based upon a percentage of total daily net assets plus a percentage of total daily gross income (i.e., income other than gains from the sale of securities) as follows and is payable monthly:
Total Daily Net Assets	Annual Asset Rate	Daily Income Rate
Up to $500 million	0.300%	3.000%
$500 million but less than $1 billion	0.275%	2.750%
$1 billion but less than $1.5 billion	0.250%	2.500%
$1.5 billion but less than $2 billion	0.225%	2.250%
$2 billion but less than $3 billion	0.200%	2.000%
$3 billion and over	0.175%	1.750%
For the year ended September 30, 2023, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:
	AMT-Free Fund	National Fund
Investment Adviser Fee	$1,039,448	$11,505,693
Effective Annual Rate	0.43%	0.33%
EVM serves as the administrator of each Fund, but receives no compensation.
EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of BMR, EVM and EVD, also received a portion of the sales charge on sales of Class A shares. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD and Morgan Stanley affiliated broker-dealers for the year ended September 30, 2023 were as follows:
	AMT-Free Fund	National Fund
EVM's Sub-Transfer Agent Fees	$13,377	$189,989
EVD's Class A Sales Charges	$ 1,218	$ 50,332
Morgan Stanley affiliated broker-dealers’ Class A Sales Charges	$ —	$ 20,268
Trustees and officers of the Funds who are members of EVM’s or  BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Funds are officers of the above organizations.
41

Eaton Vance
Municipal Income Funds
September 30, 2023
Notes to Financial Statements — continued

4  Distribution Plans
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2023 for Class A shares amounted to the following:
	AMT-Free Fund	National Fund
Class A Distribution and Service Fees	$280,721	$2,951,633
Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the respective Fund. For the year ended September 30, 2023, the Funds paid or accrued to EVD the following distribution fees:
	AMT-Free Fund	National Fund
Class C Distribution Fees	$31,766	$392,074
The Class C Plan also authorizes each Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class C sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2023 amounted to the following:
	AMT-Free Fund	National Fund
Class C Service Fees	$10,589	$130,691
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2023, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:
	AMT-Free Fund	National Fund
Class A	$ 200	$13,000
Class C	$ —	$ 3,000
42

Eaton Vance
Municipal Income Funds
September 30, 2023
Notes to Financial Statements — continued

6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, for the year ended September 30, 2023 were as follows:
	AMT-Free Fund	National Fund
Purchases	$130,144,878	$3,612,006,781
Sales	$145,436,771	$2,957,270,833
7  Shares of Beneficial Interest
Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
AMT-Free Fund
	Year Ended September 30, 2023			Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	1,888,917	$ 14,993,570	1,383,193	$ 11,828,411
Issued to shareholders electing to receive payments of distributions in Fund shares	412,323	3,293,503	360,010	3,096,193
Redemptions	(3,699,939)	(29,564,513)	(4,119,650)	(35,134,920)
Net decrease	(1,398,699)	$(11,277,440)	(2,376,447)	$(20,210,316)
Class C
Sales	132,801	$ 1,060,779	35,647	$ 317,123
Issued to shareholders electing to receive payments of distributions in Fund shares	13,573	107,806	15,751	134,955
Redemptions	(350,028)	(2,803,687)	(393,912)	(3,344,737)
Net decrease	(203,654)	$ (1,635,102)	(342,514)	$ (2,892,659)
Class I
Sales	7,686,554	$ 67,351,799	5,504,437	$ 51,653,218
Issued to shareholders electing to receive payments of distributions in Fund shares	462,122	4,032,283	410,806	3,874,689
Redemptions	(8,214,826)	(71,802,602)	(10,004,257)	(93,270,999)
Net decrease	(66,150)	$ (418,520)	(4,089,014)	$(37,743,092)
43

Eaton Vance
Municipal Income Funds
September 30, 2023
Notes to Financial Statements — continued

National Fund
	Year Ended September 30, 2023			Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	17,509,254	$ 159,744,009	10,084,810	$ 96,476,496
Issued to shareholders electing to receive payments of distributions in Fund shares	4,046,834	36,759,694	3,099,907	29,725,930
Redemptions	(27,121,465)	(246,291,872)	(29,993,424)	(288,815,393)
Net decrease	(5,565,377)	$ (49,788,169)	(16,808,707)	$ (162,612,967)
Class C
Sales	1,180,431	$ 10,743,048	590,143	$ 5,726,338
Issued to shareholders electing to receive payments of distributions in Fund shares	151,181	1,373,270	124,890	1,197,694
Redemptions	(2,435,564)	(22,168,619)	(3,588,913)	(34,592,881)
Net decrease	(1,103,952)	$ (10,052,301)	(2,873,880)	$ (27,668,849)
Class I
Sales	195,677,015	$ 1,778,704,708	138,884,926	$ 1,320,089,504
Issued to shareholders electing to receive payments of distributions in Fund shares	7,485,180	67,982,627	4,908,694	47,139,306
Redemptions	(131,390,441)	(1,187,986,860)	(156,108,342)	(1,486,157,857)
Net increase (decrease)	71,771,754	$ 658,700,475	(12,314,722)	$ (118,929,047)
8  Financial Instruments
The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2023 is included in the Portfolio of Investments. At September 30, 2023, National Fund had sufficient cash and/or securities to cover commitments under these contracts.
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. During the year ended September 30, 2023, National Fund entered into U.S. Treasury futures contracts to hedge against changes in interest rates.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2023 was as follows:
National Fund
Asset Derivatives
Futures contracts	$4,363,160 (1)
(1)	Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
44

Eaton Vance
Municipal Income Funds
September 30, 2023
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2023 was as follows:
National Fund
Realized Gain (Loss) on Derivatives Recognized in Income	$18,630,246 (1)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$ (5,724,409)(2)
(1)	Statement of Operations location: Net realized gain (loss): Futures contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Futures contracts.
The average notional cost of futures contracts outstanding during the year ended September 30, 2023, which is indicative of the volume of this derivative type, was approximately as follows:
National Fund
Average Notional Cost:
Futures Contracts — Short	$117,488,000
9  Line of Credit
The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time.  The Funds did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Funds renewed their line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
45

Eaton Vance
Municipal Income Funds
September 30, 2023
Notes to Financial Statements — continued

At September 30, 2023, the hierarchy of inputs used in valuing the Funds' investments and open derivative instruments, which are carried at value, were as follows:
AMT-Free Fund
Asset Description	Level 1	Level 2	Level 3	Total
Tax-Exempt Mortgage-Backed Securities	$ —	$ 891,446	$ —	$ 891,446
Tax-Exempt Municipal Obligations	—	221,766,518	—	221,766,518
Total Investments	$ —	$ 222,657,964	$ —	$ 222,657,964
National Fund
Asset Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ —	$ 43,738,650	$ —	$ 43,738,650
Tax-Exempt Municipal Obligations	—	3,448,093,792	—	3,448,093,792
Taxable Municipal Obligations	—	250,722,768	—	250,722,768
Total Investments	$ —	$ 3,742,555,210	$ —	$3,742,555,210
Futures Contracts	$ 4,363,160	$ —	$ —	$ 4,363,160
Total	$ 4,363,160	$ 3,742,555,210	$ —	$3,746,918,370
46

Eaton Vance
AMT-Free Municipal Income Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance AMT-Free Municipal Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance AMT-Free Municipal Income Fund (the "Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
47

Eaton Vance
National Municipal Income Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance National Municipal Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipal Income Fund (the "Fund") (one of the funds constituting Eaton Vance Municipals Trust), including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
48

Eaton Vance
Municipal Income Funds
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of exempt-interest dividends.
Exempt-Interest Dividends. For the fiscal year ended September 30, 2023, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:
AMT-Free Municipal Income Fund	100.00%
National Municipal Income Fund	92.53%
49

Eaton Vance
Municipal Income Funds
September 30, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
50

Eaton Vance
Municipal Income Funds
September 30, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that (i) the continuation of the investment advisory agreement between Eaton Vance AMT-Free Municipal Income Fund (the “AMT-Free Muni Income Fund”) and Eaton Vance Management (“EVM”) and (ii) the continuation of the investment advisory agreement between Eaton Vance National Municipal Income Fund (the “National Muni Income Fund”, together with the AMT-Free Muni Income Fund, the “Funds” and each, a “Fund”) and Boston Management and Research (“BMR”) (EVM, with respect to the AMT-Free Muni Income Fund, and BMR, with respect to the National
51

Eaton Vance
Municipal Income Funds
September 30, 2023
Board of Trustees’ Contract Approval — continued

Muni Income Fund, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for each Fund, the Board evaluated the nature, extent and quality of services provided to the Funds by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by each Fund, respectively, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board considered, where relevant, the abilities and experience of each Adviser’s investment professionals in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal obligations. The Board considered each Adviser’s municipal bond team, which includes investment professionals and credit specialists who provide services to the applicable Fund. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including each Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. The Board also considered the business-related and other risks to which the Advisers or its affiliates may be subject in managing the Funds.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index, and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data with respect to each Fund for the one-, three-, five- and ten-year periods ended September 30, 2022.
In this regard, the Board noted each Fund’s performance relative to its peer group and benchmark index for the three-year period, as follows:
Performance Relative to:
Fund	Median of Peer Group	Benchmark Index
Eaton Vance AMT-Free Municipal Income Fund	Lower	Lower
Eaton Vance National Municipal Income Fund	Higher	Lower
The Board considered, among other things, each Adviser’s efforts to generate competitive levels of tax-exempt current income over time through investments that, relative to comparable funds, focus on higher quality municipal bonds with longer maturities. With respect to the Eaton Vance AMT-Free Municipal Income Fund, the Board also considered that, in response to inquiries from the Contract Review Committee, the Fund’s underperformance relative to its benchmark was largely attributed to overweight allocations to longer duration securities, which underperformed during the final year of the three-year period. The Board also noted that the income return of the Fund was higher than the median income return of the Fund’s peer group for the three-year period. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board determined to continue to monitor the performance of the Fund. With respect to the Eaton Vance National Municipal Income Fund, the Board concluded that the performance of the Fund was satisfactory.
52

Eaton Vance
Municipal Income Funds
September 30, 2023
Board of Trustees’ Contract Approval — continued

Management Fees and Expenses
The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on each Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Funds, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that each Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of each advisory fee, which includes breakpoints at several asset levels, will allow each Fund to continue to benefit from any economies of scale in the future.
53

Eaton Vance
Municipal Income Funds
September 30, 2023
Liquidity Risk Management Program

Each Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. Each Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews each Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of each Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of each Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, each Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
54

Eaton Vance
Municipal Income Funds
September 30, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Municipals Trust and Eaton Vance Mutual Funds Trust (collectively, the Trusts) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Funds to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Funds to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trusts, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trusts.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
55

Eaton Vance
Municipal Income Funds
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
56

Eaton Vance
Municipal Income Funds
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
57

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
58

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
59

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
60

Investment Advisers
AMT-Free Municipal Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
National Municipal Income Fund
Boston Management and Research
Two International Place
Boston, MA 02110
Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

448    9.30.23

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr.

Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance AMT-Free Municipal Income Fund and Eaton Vance Total Return Bond Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 31 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Funds’ fiscal years ended September 30, 2022 and September 30, 2023 by the Funds’ principal accountant, Deloitte and Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance AMT-Free Municipal Income Fund

Fiscal Years Ended	9/30/22	9/30/23
Audit Fees	$55,550	$56,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$350	$0
All Other Fees(3)	$0	$0

Total	$55,900	$56,000

Eaton Vance Total Return Bond Fund

Fiscal Years Ended	9/30/22	9/30/23
Audit Fees	$48,650	$61,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$4,650	$0
All Other Fees(3)	$0	$0

Total	$53,300	$61,600

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, September 30, October 31, November 30, or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/21	11/30/21	12/31/21	1/31/22	2/28/22	9/30/22	10/31/22	11/30/22	12/31/22	1/31/23	2/28/23	9/30/23
Audit Fees	$729,872	$37,050	$111,700	$198,900	$24,050	$104,200	$816,633	$41,150	$130,600	$172,250	$27,150	$117,600
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$271,569	$13,000	$61,738	$78,353	$8,478	$5,000	$44,100	$0	$16,150	$14,695	$1,650	$0
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$1,001,441	$50,050	$173,438	$277,253	$32,528	$109,200	$860,733	$41,150	$146,750	$186,945	$28,800	$117,600

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/21	11/30/21	12/31/21	1/31/22	2/28/22	9/30/22	10/31/22	11/30/22	12/31/22	1/31/23	2/28/23	9/30/23
Registrant(1)	$271,569	$13,000	$61,738	$78,353	$8,478	$5,000	$44,100	$0	$16,150	$14,695	$1,650	$0
Eaton Vance(2)	$51,800	$51,800	$51,800	$51,800	$51,800	$52,836	$52,836	$52,836	$52,836	$52,836	$52,836	$52,836

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date: November 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: November 21, 2023

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date: November 21, 2023